                                                           For Tax-exempt Income

                                                          Tax-Free Arizona Funds
                                                       Tax-Free California Funds
                                                          Tax-Free Colorado Fund
                                                        Tax-Free New Mexico Fund
                                                              Tax-Free Utah Fund


                   (various photos demonstrating service and
                  guidance, professional management and goals)

service and guidance

                                                         professional management

  goals

                                                                            1998
                                                                          Annual
                                                                          Report

Tax-Free Arizona Fund

Tax-Free Arizona Insured Fund

Tax-Free California Fund

Tax-Free California Insured Fund


DELAWARE
INVESTMENTS
=====================
Philadelphia o London

A TRADITION OF SOUND INVESTING

                                   commitment


Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include municipal bond mutual funds.
        Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.
        Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for single and multi-manager variable annuities and closed-end funds.

Delaware's Tax-Advantaged Investment Line-up
  *  Tax-Efficient Equity Fund
  *  Municipal Bond Funds in 19 States
  *  Four National Tax-Exempt Bond Funds
  *  Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

A Commitment
To Our Investors

                               (photo of keyboard)

                             (photo of illustration
                                from tax-exempt
                               income brochures)

Fund Objectives

     Each Tax-Free Fund and Insured Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax, if any, of a Fund's particular state, as is consistent with preservation of capital.

Table of Contents
     Letter to Shareholders             Page  1
     Portfolio Manager's Review         Page  3
     Tax-Free Arizona Funds             Page  4
     Tax-Free California Funds          Page  6
     Tax-Free Colorado Fund             Page  8
     Tax-Free New Mexico Fund           Page  9
     Tax-Free Utah Fund                 Page 11
     Statements of Net Assets           Page 18
     Financial Highlights               Page 36
                                                                  for tax-exempt
                                                                      income
                                                                        1
September 11, 1998

Dear Shareholder:



It gives us great pleasure to let you know that each of Delaware Investments' western state municipal bond funds provided exceptional results for fiscal 1998.
        In fact, three funds - Tax-Free Arizona Fund, Tax-Free California Fund and Tax-Free Colorado Fund - led their respective peer groups for the 12-month period ended August 31, 1998, according to Lipper Analytical Services (for Class A shares at net asset value with distributions reinvested as shown on page 2).
        You may be wondering why you are receiving another report so soon after the June 30 semi-annual report. We have changed each Fund's fiscal year end from December 31 to August 31 to match the fiscal year of Delaware Investments' other municipal bond funds. We believe this change may yield long run operational efficiencies. From now on, you will receive an annual report by early November and a semi-annual report by early May.
        In fiscal 1998, most parts of the U.S. benefited from the nation's robust economy, but none more so than western states. From San Jose to Santa Fe, job growth and technology-related business expansion during the past 12 months boosted state tax revenues.
        In many western states, including Arizona, California and Utah, municipalities took advantage of historically low interest rates to bring more tax-exempt bonds to market


FROM SAN JOSE TO
SANTA FE, JOB
GROWTH AND
TECHNOLOGY-RELATED
BUSINESS EXPANSION
DURING THE PAST 12
MONTHS BOOSTED STATE
TAX REVENUES.


CUMULATIVE TOTAL RETURN

-------------------------------------------------------------------------------------------------------
                                                                    January 1, 1998    12 Months Ended
                                                                  to August 31, 1998   August 31, 1998
-------------------------------------------------------------------------------------------------------
Tax-Free Arizona Fund A Class                                           +4.99%            +9.46%
Tax-Free Arizona Insured Fund A Class                                   +3.88%            +7.89%
Lipper Arizona Municipal Debt Fund Average (39 Funds)                   +3.97%            +7.87%
-------------------------------------------------------------------------------------------------------
Tax-Free California Fund A Class                                        +5.07%           +10.60%
Lipper California Municipal Debt Fund Average (104 Funds)               +4.20%            +8.51%
-------------------------------------------------------------------------------------------------------
Tax-Free California Insured Fund A Class                                +4.58%            +8.88%
Lipper California Insured Fund Average (26 Funds)                       +4.07%            +8.11%
-------------------------------------------------------------------------------------------------------
Tax-Free Colorado Fund A Class                                          +4.51%            +9.77%
Lipper Colorado Municipal Debt Fund Average (26 Funds)                  +4.01%            +8.25%
-------------------------------------------------------------------------------------------------------
Tax-Free New Mexico Fund A Class                                        +4.81%            +9.05%
Tax-Free Utah Fund A Class                                              +4.30%            +9.04%
Lipper Other States Municipal Debt Fund Average (74 Funds)              +3.89%            +7.74%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +4.54%            +8.65%
Lehman Brothers Insured Municipal Bond Index                            +4.70%            +9.19%
-------------------------------------------------------------------------------------------------------

All results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all Classes, see pages 12 to 17. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged and include no management fees or expenses. Performance of other Fund Classes varies due to different fees and expenses. Past performance does not guarantee future results.

for tax-exempt
    income
      2

and refinance old debt. In Colorado and New Mexico, however, fewer bonds were issued in the first eight months of 1998 compared to the same period a year earlier. Both states issued a large amount of bonds in 1997.
        Since the summer of 1997, increased demand for U.S. Treasuries, especially from international investors, has led to higher bond prices. Municipal bonds have participated in the rally to a lesser extent than U.S. government securities because foreigners generally do not buy America's state and local debt. Income from municipal bonds is generally not tax-exempt for non-U.S. citizens.
        Domestic investor interest in municipal bonds has been accelerating in recent months, especially as the U.S. equity market has become more volatile. In our view, municipal bonds are currently trading at their most attractive levels since the flat-tax debate a few years ago. Long-term municip al bonds offered 93.8% of the income offered by 30-year Treasury bonds as of August 31.

        On the following pages, the Funds' portfolio manager, Andrew M. McCullagh, Jr., provides a detailed explanation of each Fund's strategy and results during fiscal 1998. Mr. McCullagh, who is based in Denver, has 24 years of investment experience.
        Given today's dynamic investment environment, we strongly encourage you to meet with your financial adviser to update your mutual fund portfolio. We appreciate the confidence you have shown in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

discipline


Total Return Rankings: Among The Best In The West
Period Ending August 31, 1998
(Peer Group Rankings Among Respective State Municipal Debt Funds)

------------------------------------------------------------------------------------------------
                                                   One-Year      Three-Year        Lifetime
Tax-Free Arizona Fund A Class (Est. 3/2/95)       1st of 39       1st of 33        1st of 29
Tax-Free California Fund A Class (Est. 3/2/95)   1st of 104       1st of 90        3rd of 85
------------------------------------------------------------------------------------------------
                                                   One-Year      Five-Year         Lifetime
Tax-Free Colorado Fund A Class (Est. 4/23/87)    1st of 26       4th of 11         1st of 6
Tax-Free New Mexico Fund A Class (Est. 10/5/92)  6th of 74       2nd of 24         3rd of 19
Tax-Free Utah Fund A Class (Est. 10/5/92)        7th of 74       1st of 24         1st of 19

Rankings are based on total return at net asset value. Expense limitations were in effect for the periods shown. Tax-Free Colorado Fund ranked 1st of six Colorado funds for the 10-year period ended 8/31/98. Returns and rankings would have been lower without the limitations. Past performance does not guarantee future results. Source: Lipper Analytical Services.

                                                                 for tax-exempt
                                                                     income
                                                                        3

Portfolio Manager's Review
By Andrew M. McCullagh

        Vice President/Senior Portfolio Manager
        September 11, 1998

U.S. industrial expansion and low interest rates provided a nearly ideal financial climate for municipal bond financing in fiscal 1998. Many municipalities refinanced old issues and rushed to obtain funding for new projects.
        Selected high technology companies provided a catalyst for growth in the western third of the U.S. this past year. Corporate relocations and expansions enabled Southwestern states such as Arizona, Utah and New Mexico to build broader-based economies.
        In many areas, economic and population growth has created demand for more roads, schools and homes. We believe this bodes well for each state's municipal bond market. In our view, each state's tax base is likely to grow as its economy expands.
        We expect each of the five states discussed in this report to post a budget surplus for its current fiscal year. This added to the attractiveness of each state's municipal bond market by demonstrating that state governments were committed to a consistent application of conservative fiscal policies.
        We approach each state's municipal bond market by applying a bottom-up research-intensive strategy. This means we start by evaluating specific bonds rather than general bond sectors. Then we employ a value-oriented focus to determine whether specific bonds are selling below their fair market value. We believe this approach has the potential to maximize each Fund's total return potential and current income stream.


WESTERN STATE GOVERNMENTS
APPEAR COMMITTED TO A
CONSISTENT APPLICATION OF
CONSERVATIVE FISCAL POLICIES.


overview

Municipal Bond Funds vs. U.S. Treasuries
Income Potential After Taxes (bar chart) August 31, 1998

                                               Current 30-Day SEC Yield
30-Year U.S. Treasuries After Taxes                    3.13%
Tax-Free Arizona Fund A Class                          4.58%
Tax-Free Arizona Insured Fund A Class                  3.71%
Tax-Free California Fund A Class                       4.67%
Tax-Free California Insured Fund A Class               3.76%
Tax Free Colorado Fund A Class                         4.09%
Tax-Free New Mexico Fund A Class                       4.19%
Tax-Free Utah Fund A Class                             4.02%


Current 30-day SEC yields for B and C Class as of 8/31/98 were: Tax-Free Arizona Fund Class B 4.01%, Class C 4.00%, Tax-Free Arizona Insured Fund Class B and C 3.11%, Tax-Free California Fund Class B 4.09%, Class C 4.11%, Tax-Free California Insured Fund Class B 3.16%, Class C 3.17%, Tax-Free Colorado Fund Class B and C 3.50%, Tax-Free New Mexico Fund Class B and C 3.60%, Tax-Free Utah Fund Class B 3.43%. Unlike U.S. Treasuries, Fund principal and interest payments are not guaranteed by the U.S. government. Yields fluctuate and are not guaranteed. Treasury yields after taxes are calculated using the 39.6% federal income tax bracket.

for tax-exempt
    income
      4


        Bond investor concerns as of August 31, 1998 were quite different from that of a year earlier, when strong economic growth fueled fear of inflation and higher interest rates. Prolonged declines in the prices of many commodities and financial problems in Asia and Russia during fiscal 1998 have suggested possible global deflation, or falling consumer prices. We believe this is likely.
        During a speech in early September, Federal Reserve Board Chairman Alan Greenspan said he no longer saw inflation as a threat to the U.S. economy. We believe that the Fed will continue to reduce interest rates this year.

Tax-Free Arizona Fund
Tax-Free Arizona Fund's total return ranked 1st out of 39 funds* investing in Arizona securities for the 12 months ended August 31, 1998. The Fund provided robust results of +9.46% (for Class A shares with distributions reinvested) and significantly outperformed its benchmark - the Lehman Brothers Municipal Bond Index, as shown on page 1.
        Our research-intensive approach to Arizona's municipal bond market indicated that select housing bonds offered attractive total return prospects. We increased the Fund's position in housing bonds during fiscal 1998 by five percentage points to 20.3% of net assets as of August 31, 1998.
        We took care not to let mortgage prepayments - spurred by low interest rates - negatively affect your Fund's performance. Most of the Fund's housing bonds had call protection that prevented them from being refinanced.
        As of August 31, the Fund's duration (a measure of a bond's sensitivity to interest rates) was 7.4 years - slightly longer than a year ago to potentially benefit from the bond market's total return potential. With inflation negligible, we believed the Federal Reserve Board would maintain rather than raise interest rates.

OUR RESEARCH-INTENSIVE
APPROACH TO YOUR STATE'S
MUNICIPAL BOND MARKET
INDICATED THAT SELECT
HOUSING BONDS OFFERED
ATTRACTIVE TOTAL RETURN
PROSPECTS.


tax-free
arizona

Portfolio Highlights
August 31, 1998

                                         Average             Average               AMT
                                         Maturity            Duration             Income+
-----------------------------------------------------------------------------------------
Tax-Free Arizona Fund                   10.0 years          7.4 years              9.1%
Tax-Free Arizona Insured Fund            7.2 years          5.6 years              0.5%
Tax-Free California Fund                11.6 years          8.3 years             16.0%
Tax-Free California Insured Fund         4.5 years          6.5 years             20.2%
Tax-Free Colorado Fund                   8.5 years          6.1 years              0%
Tax-Free New Mexico Fund                13.2 years          8.2 years             10.0%
Tax-Free Utah Fund                       8.0 years          6.1 years             12.5%
------------------------------------------------------------------------------------------

+ Percentage of income generated for the eight months ended August 31, 1998 that was subject to the federal alternative minimum tax.

*Tax-Free Arizona Fund A Class shares ranked 1st out of 33 mutual funds and 1st out of 29 mutual funds for the three-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation. Past performance does not guarantee future results.

                                                                 for tax-exempt
                                                                     income
                                                                       5
(photo of family on beach)

        We slightly lowered the Fund's average credit quality from AA at the beginning of the fiscal year to AA- as of August 31. This boosted both total return and yield with only a modest increase in risk.
        Arizona's strong economic growth is expected to continue through the year 2000, according to a report by the U.S. Commerce Department this past summer. The agency said personal income, jobs and population are likely to grow faster in Arizona and Nevada than anywhere else in the U.S. through the end of the millennium.
        We believe Arizona's expanding tax base, along with an increasing need for schools, roads and housing bodes well for your state's municipal bond market.

Tax-Free Arizona Insured Fund
Tax-Free Arizona Insured Fund provided a total return of +7.89% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). The Fund's results outpaced that of its Lipper peer group average as shown on page 1.
        By investing in many relatively higher yielding insured bonds issued with call protection, we believe we were able to strike a balance between total return and income during the 1998 fiscal year.
        Many older insured bonds commanded premium prices in fiscal 1998 as interest rates fell. This diminished the opportunities to employ our value-oriented strategy and maximize total return. Also, low interest rates caused many municipalities to issue bonds at lower yields - presenting few new opportunities to maximize income.
        Arizona issued over 50% more bonds during the first eight months of 1998 than in the same period in 1997, according to The Bond Buyer, a trade publication. We believe a further decline in interest rates could spur even more issuance. In our view, Arizona's municipal bond market may become volatile if an increase in municipal bond issuance is not met with a corresponding increase in demand. We have therefore lowered your Fund's duration (a measurement of a bond's sensitivity to interest rate changes) by a full year from the beginning of the fiscal period to 5.6 years as of August 31. We

ARIZONA ISSUED OVER 50%
MORE BONDS DURING THE
FIRST EIGHT MONTHS OF
1998 THAN IN THE SAME
PERIOD IN 1997.

                                tax-free arizona
                                    insured

Arizona Funds' Credit Quality
August 31, 1998

                          Tax-Free Arizona Fund    Tax-Free Arizona Insured Fund
--------------------------------------------------------------------------------
AAA                                43.6%                       100%
AA                                 13.5%                         0%
A                                  16.9%                         0%
BBB                                15.7%                         0%
BB & Unrated                       10.3%                         0%

for tax-exempt
    income
      6


accomplished this partly by selling your Fund's position in certificates of participation.
        We also slightly reduced your Fund's position in hospital bonds from the summer of 1997 to 12.9% as of August 31, 1998. The value of Arizona's hospital bonds has risen considerably in recent years because of consolidation in the health care industry. In our view, merger activity is starting to slow. We decided to sell hospital bonds that had done well but which we believed had limited additional total return potential.
        The strength of Arizona's economy allowed us to maintain a large position in general obligation bonds with just over 36% of the Fund's net assets allocated to this type of municipal bond as of August 31. We believe Arizona's robust economy can cause further improvements to credit quality over the coming months.
        While many U.S. investors recognize Arizona's economic potential, the state is also attracting the attention of the international business community. In the April 1998 issue of Capital, a German business magazine, Phoenix was ranked the #1 location in the U.S. to conduct business.

Tax-Free California Fund
Tax-Free California Fund's total return for the 12 months ended August 31, 1998 ranked 1st out of 104 mutual funds* investing in California municipal bonds. The Fund provided strong results of +10.60% for the period (for Class A shares at net asset value with distributions reinvested).
        The Fund's total return was 209 basis points (2.09%) higher than its Lipper peer group average and 195 basis points (1.95%) above the Fund's benchmark - the Lehman Brothers Municipal Bond Index.
        We attribute the Fund's performance to our diversification across California's municipal bond sectors. This allowed us to employ a value-oriented investment strategy rather than concentrating on specific sectors.
        A booming economy and low interest rates spurred California to issue 64% more bonds during the first eight months of the 1998 calendar year than in the same period last year. Fortunately, increased issuance was met with strong investor demand. Stringent fiscal discipline in California over the past few years has enhanced the credit tax-free
                                   california

STATES AT A GLANCE
AUGUST 31, 1998
                      Per-Capita        Unemployment      Existing Single Family
                        Income              Rate              Home Sales+
--------------------------------------------------------------------------------
Arizona                $22,364              4.2%                  -4.3%
California              26,570              5.8%                  +4.3%
Colorado                27,051              3.3%                  +6.5%
New Mexico              19,587              6.4%                  +4.7%
Utah                    20,432              3.5%                  +4.6%
--------------------------------------------------------------------------------
+2nd quarter change from 1st quarter 1998
 Source: Bloomberg Business News

  *Tax-Free California Fund A Class shares ranked 1st out of 90 mutual funds and 3rd out of 85 mutual funds in Lipper's California municipal debt category for the three-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation. Past performance does not guarantee future results.

                                                                 for tax-exempt
                                                                     income
                                                                       7

quality of the state's municipal bonds. Gone are the days when a lack of candor in the financial reporting of some municipalities concerned investors.
        During fiscal 1998, we added a position (12.6% of net assets as of August 31) in power authority bonds. These issues provided strong total returns as California began to deregulate its utility industry. We especially favor hydroelectric utilities. In our view, this relatively non-polluting energy source has bright earnings prospects given Southern California's challenges in meeting federally mandated clean air standards.
        Since January, we have reduced the Fund's position in industrial development bonds. We have concerns about credit quality of some recently issued bonds in this sector that appear to be the product of politics rather than economic need. In our opinion, this sector's default risks have increased.
        This past year, Asia's financial problems began to affect the economic climate in California - North America's gateway to the Pacific Rim. To some degree, increased exports to Europe, Mexico and Canada are helping to offset lost business in Asia. Overall, we believe the state is well-positioned to successfully weather the effect of recession along the Pacific Rim.

Tax-Free California
Insured Fund
Tax-Free California Insured Fund provided a total return of +8.88% (for Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998. The Fund's results outpaced its Lipper peer group average for the fiscal period, as shown on page 1.
        The Fund's strong performance resulted mainly from our efforts to maximize income and preserve principal. We invested primarily in bonds rated AAA
- the highest credit quality available according to Standard & Poor's that were issued with a higher coupon than the average yield for California insured bonds.
        Our strategy enabled the Fund to distribute a steady, attractive stream of monthly income throughout the year. We

STRINGENT FISCAL
DISCIPLINE IN
CALIFORNIA OVER
THE PAST FEW YEARS
HAS ENHANCED THE
CREDIT QUALITY OF
THE STATE'S BONDS.

                              tax-free california
                                    insured

TAX-FREE CALIFORNIA FUNDS' CREDIT QUALITY
AUGUST 31, 1998

                  Tax-Free California Fund      Tax-Free California Insured Fund
--------------------------------------------------------------------------------
AAA                        51.3%                            100%
AA                          3.4%                              0%
A                          18.4%                              0%
BBB                         8.9%                              0%
BB & Unrated               18.1%                              0%
for tax-exempt
    income
      8


took a defensive stance against potential bond market volatility in 1998 by shortening the Fund's duration (a measurement of a bond's sensitivity to interest rates) by almost half a year. On August 31, Tax-Free California Insured Fund's duration stood at 6.5 years - about a year lower than the Fund's benchmark - the Lehman Brothers Insured Municipal Bond Index.
        Tax-Free California Insured Fund's lower duration has the potential to help preserve principal during periods of bond market volatility. We believe a further decline in interest rates may lead to increased bond issuance by California - possibly upsetting the supply/demand dynamics of the state's municipal market.
        This past summer, a coalition of California business leaders requested the state issue more municipal bonds. The California Business Roundtable lobbied the state legislature to finance a 10-year construction program to rebuild roads and make other improvements. The coalition wants the program to be funded by $23.5 billion in municipal bonds, according to The Bond Buyer.
        At year's end, the Fund's second largest component was housing bonds - representing 22.9% of net assets. This sector benefited from increased consumer confidence and purchasing power throughout the year. A strong economy fueled housing demand throughout California - the nation's most populous state. It appears that California's real estate market has fully recovered from the early 1990s recession.
        Last spring we added a position in power authority bonds - 9.8% of your Fund's net assets as of August 31. California's state legislature deregulated the state's utility sector, allowing utility companies to compete in a more market-oriented environment.
        We believe deregulation bodes well for the state's power authority bonds
- especially for companies seeking alternatives to traditional energy sources to comply with federal and state clean air laws.

Tax-Free Colorado Fund
Tax-Free Colorado Fund's results ranked 1st out of 26 mutual funds* investing in Colorado securities for the 12 months ended August 31, 1998.
        The Fund provided a total return of +9.77% (for Class A shares at net asset value with distributions reinvested) for fiscal 1998. This outpaced both the Fund's Lipper peer group average and benchmark by wide margins, as shown on page 1.
        We attribute the Fund's solid performance to a large position in hospital

TAX-FREE CALIFORNIA
INSURED FUND'S STRONG
PERFORMANCE IN FISCAL
1998 RESULTED MAINLY
FROM OUR EFFORTS TO
MAXIMIZE INCOME AND
PRESERVE PRINCIPAL.

                                    tax-free
                                    colorado


*Tax-Free Colorado Fund A Class shares ranked 1st out of 26 mutual funds, 4th out of 11 mutual funds, 1st of six mutual funds and 1st out of six mutual funds in Lipper's Colorado municipal debt category for the one-year, five-year, ten-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation. Past performance does not guarantee future results.

                                                                 for tax-exempt
                                                                      income
                                                                        9
(photo of keyboard)

bonds. As of August 31, hospital bonds made up 26% of your Fund's net assets - a six percentage point increase from a year ago. Many hospital bonds we held benefited from health care industry consolidation.
        Colorado is a regional medical services hub that serves neighboring states as well as its own population. Given the rapidly changing financial dynamics of the industry, we expect further hospital consolidation in the year ahead, and in our view this could lead to credit upgrades among selected bonds during fiscal 1999.
        We slightly lowered the Fund's average maturity this past year. A low interest rate environment reduced the additional income potential available from owning the longest term bonds. As of August 31, the Fund's average maturity was
8.5 years. By investing in this range of the maturity spectrum, we believe Tax-Free Colorado Fund provided much of the income potential offered by longer term bonds but with much less price volatility.
        The Fund's holdings of housing bonds continued to perform well and made up approximately 24% of the Fund's net assets as of August 31. Colorado has one of the strongest housing markets in the West because many professionals are moving to the state from other parts of the country as well as from overseas. Colorado businesses have generated many high paying jobs in engineering, law and architecture in the 1990s.
        The Colorado State Demography Office reported last summer that Colorado's population has grown at a relatively rapid annual rate of 2.5% since 1990. Some 33% of Colorado's residents are college graduates compared to a national average of 23%. We believe this bodes well for continued long-term economic growth and state tax revenues.

Tax-Free
New Mexico Fund
Tax-Free New Mexico Fund provided a total return of +9.05% (for Class A shares with distributions reinvested at net asset value) for the 12 months ended August 31, 1998. The Fund's performance ranked in the top 10% of its Lipper peer group* for the

GIVEN THE RAPIDLY
CHANGING FINANCIAL
DYNAMICS OF THE
INDUSTRY, WE EXPECT
FURTHER HOSPITAL
CONSOLIDATION IN THE
YEAR AHEAD, AND IN OUR
VIEW THIS COULD LEAD TO
CREDIT UPGRADES AMONG
SELECTED BONDS DURING
FISCAL 1999.

                                    tax-free
                                   new mexico

TAX-FREE COLORADO FUND'S CREDIT QUALITY
AUGUST 31, 1998
--------------------------------------------------------------------------------
AAA                                                           17.9%
AA                                                            16.3%
A                                                             16.6%
BBB                                                           29.2%
BB & Unrated                                                  20.0%


*Tax-Free New Mexico Fund A Class shares ranked 6th out of 74 mutual funds, 2nd out of 24 mutual funds and 3rd out of 19 mutual funds in Lipper's Other States Municipal Debt category for the one-year, five-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation. Past performance does not guarantee future results.

for tax-exempt
    income
      10


period. Tax-Free New Mexico Fund also outperformed its benchmark - the unmanaged Lehman Brothers Municipal Bond Index, as shown on page 1.
        We believe Tax-Free New Mexico Fund's focus on bonds of slightly lower credit quality allowed us to maximize total return and income potential.
        New Mexico's general obligation bonds enjoy a relatively high credit rating of AA+. We believe this helped boost the performance of the state's bonds this past year. When Standard & Poor's affirmed the state's credit rating this past summer, the ratings agency said New Mexico benefits from a diversified economy, stable financial operations and moderately low debt.
        We lengthened the Fund's average effective duration (a measurement of a bond's sensitivity to interest rates) by half a year during fiscal 1998 to maximize the Fund's income and total return potential. As of August 31, 1998, the Fund's average maturity and average duration were 13.2 years and 8.2 years, respectively.
        Tax-Free New Mexico Fund's largest sector weighting as of August 31 was housing bonds - comprising 31.1% of net assets. We also concentrated on higher yielding mortgage securities with good call protection. We believe call protection helped the Fund weather an increase in mortgage refinancing in fiscal 1998.
        A new addition to Tax-Free New Mexico Fund has been a position in environmental services bonds. As of August 31, about 9% of your Fund's net assets were allocated to pollution control bonds. We believe this is an undervalued sector of the bond market. Environmental services businesses are consolidating and reducing debt, helping to stabilize pricing for services suc h as garbage removal and hazardous waste cleanup.

WHEN STANDARD &
POOR'S AFFIRMED NEW
MEXICO'S CREDIT RATING
THIS PAST SUMMER, THE
RATINGS AGENCY SAID
THE STATE BENEFITS FROM
A DIVERSIFIED ECONOMY,
STABLE FINANCIAL
OPERATIONS AND
MODERATELY LOW DEBT.

                                    tax-free
                                   new mexico

TAX-FREE NEW MEXICO AND UTAH FUNDS' CREDIT QUALITY
AUGUST 31, 1998
                         Tax-Free New Mexico Fund            Tax-Free Utah Fund
AAA                                39.9%                           55.2%
AA                                 13.7%                           11.3%
A                                  28.4%                           16.4%
BBB                                 4.7%                            4.8%
BB & Unrated                       13.3%                           12.3%
                                                                 for tax-exempt
                                                                      income
                                                                        11

TAX-FREE UTAH FUND
Tax-Free Utah Fund provided a total return of +9.04% (for Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998.
        The Fund outperformed its Lipper peer group average by 130 basis points (1.30%) for the period. We are pleased to report that the Fund's total return for the five-year period ended August 31 ranked 1st among its peers.*
        We attribute Tax-Free Utah Fund's robust performance in fiscal 1998 to a large position in higher education bonds. As of August 31, a quarter of the Fund's net assets were allocated to this sector. Utah's higher education bonds offer attractive total return prospects, in our opinion, because of the value residents place on education. The state enjoys the highest literacy rate in the nation, according to the Utah Department of Community and Economic Development.
        Utah has a growing number of children and a relatively young demographic mix of voters, spurred by the second highest birth rate in the nation (after Alaska). While this can place more demands on the state's schools, Utah officials generally can more easily meet education funding requirements than officials in states where the elderly make up a high proportion of registered voters.
        Adding to the attractiveness of Utah's municipal bonds is the state's high credit standing. As of August 31, Utah was one of only eight states to have a AAA general obligation bond rating, the highest rating available.
        Utah took advantage of historically low borrowing rates and issued almost 40% more bonds during the first eight months of the 1998 calendar year than during the same period in 1997. We believe that a further decline in interest rates could lead to even more issuance in the months ahead.
        Such an increase may contribute to volatility in Utah's municipal bond market if there is not a comparable increase in demand. Therefore, we lowered duration (a measurement of a bond's sensitivity to interest rate changes) by a full year to 6.1 years as of August 31, 1998.

AS OF AUGUST 31,
UTAH WAS ONE OF ONLY
EIGHT STATES TO HAVE A
AAA GENERAL
OBLIGATION BOND
RATING, THE HIGHEST
RATING AVAILABLE.

                                    tax-free
                                      utah

                      (photo of glasses, pen and keyboard)

*Tax-Free Utah Fund A Class shares ranked 7th out of 74 mutual funds, 1st out of 24 mutual funds and 1st out of 19 mutual funds in Lipper's Other States Municipal Debt category for the one-year, five-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation. Past performance does not guarantee future results.

for tax-exempt
   income
     12

Performance Summary

TAX FREE ARIZONA FUND
GROWTH OF A $10,000 INVESTMENT
MARCH 2, 1995 TO AUGUST 31, 1998

          Tax-Free Arizona    Lehman Brothers        Lipper Arizona Municipal
           Fund A Class:    Municipal Bond Index:  Debt Fund Average (29 funds)
Mar. '95      $ 9,625             $10,000                  $10,000
May. '95      $10,115             $10,331                  $10,317
Aug. '95      $10,151             $10,469                  $10,372
Nov. '95      $10,794             $10,866                  $10,826
Feb. '96      $10,867             $10,978                  $10,900
May. '96      $10,769             $10,803                  $10,688
Aug. '96      $11,045             $11,017                  $10,899
Nov. '96      $11,527             $11,505                  $11,354
Feb. '97      $11,587             $11,584                  $11,417
May. '97      $11,725             $11,699                  $11,518
Aug. '97      $12,084             $12,036                  $11,836
Nov. '97      $12,394             $12,329                  $12,097
Feb. '98      $12,812             $12,642                  $12,396
May. '98      $12,971             $12,795                  $12,523
Aug. '98      $13,228             $13,083                  $12,767


Chart assumes a $10,000 investment on March 2, 1995, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE ARIZONA FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

                                             Lifetime                  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                    +9.65%                    +9.46%
    Including Sales Charge                    +8.46%                    +5.39%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
    Excluding Sales Charge                    +8.33%                    +8.66%
    Including Sales Charge                    +7.53%                    +4.66%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
    Excluding Sales Charge                    +8.47%                    +8.73%
    Including Sales Charge                    +8.47%                    +7.73%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge. All Funds have a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                 for tax-exempt
                                                                      income
                                                                       13



Tax-Free Arizona Insured Fund
Growth of a $10,000 Investment
April 1, 1991 To August 31, 1998

        Tax-Free Arizona Insured    Lehman Brothers Insured     Lipper Arizona Municipal
              Fund A Class:           Municipal Bond Index:   Debt Fund Average (12 funds)
Apr. '91        $ 9,625                     $10,000                  $10,000
Aug. '91        $10,088                     $10,337                  $10,323
Aug. '92        $11,199                     $11,529                  $11,524
Aug. '93        $12,902                     $13,046                  $13,018
Aug. '94        $12,628                     $12,982                  $12,894
Aug. '95        $13,737                     $14,165                  $13,898
Aug. '96        $14,491                     $14,933                  $14,603
Aug. '97        $15,758                     $16,338                  $15,859
Aug. '98        $17,007                     $17,840                  $17,106

Chart assumes a $10,000 investment on April 1, 1991, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE ARIZONA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

                                   Lifetime         Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
    Excluding Sales Charge          +7.98%            +5.69%            +7.89%
    Including Sales Charge          +7.42%            +4.90%            +3.82%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
    Excluding Sales Charge          +7.22%                              +7.09%
    Including Sales Charge          +6.49%                              +3.09%
--------------------------------------------------------------------------------
Class C (Est. 5/26/94)
    Excluding Sales Charge          +6.79%                              +7.18%
    Including Sales Charge          +6.79%                              +6.18%


Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results.

for tax-exempt
   income
     14




Tax-Free California Fund
Growth of a $10,000 Investment
March 2, 1995 To August 31, 1998

         Tax-Free California   Lehman Brothers     Lipper California Municipal
             Fund A Class:   Municipal Bond Index: Debt Fund Average (85 funds)
Mar. '95      $ 9,625              $10,000                 $10,000
May. '95      $10,038              $10,331                 $10,341
Aug. '95      $ 9,989              $10,469                 $10,345
Nov. '95      $10,598              $10,866                 $10,836
Feb. '96      $10,746              $10,978                 $10,930
May. '96      $10,477              $10,803                 $10,703
Aug. '96      $10,711              $11,017                 $10,937
Nov. '96      $11,251              $11,505                 $11,434
Feb. '97      $11,294              $11,584                 $11,457
May. '97      $11,536              $11,699                 $11,577
Aug. '97      $11,921              $12,036                 $11,927
Nov. '97      $12,328              $12,329                 $12,230
Feb. '98      $12,694              $12,642                 $12,533
May. '98      $12,857              $12,795                 $12,658
Aug. '98      $13,187              $13,083                 $12,942

Chart assumes a $10,000 investment on March 2, 1995, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE CALIFORNIA FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998
--------------------------------------------------------------------------------
                                             Lifetime                 One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                    +9.60%                   +10.60%
    Including Sales Charge                    +8.41%                    +6.43%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
    Excluding Sales Charge                    +9.91%                    +9.74%
    Including Sales Charge                    +9.08%                    +5.74%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
    Excluding Sales Charge                   +10.02%                    +9.77%
    Including Sales Charge                   +10.02%                    +8.77%

Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                      income
                                                                        15



TAX-FREE CALIFORNIA INSURED FUND
GROWTH OF A $10,000 INVESTMENT
OCTOBER 15, 1992 TO AUGUST 31, 1998


        Tax-Free California Insured          Lehman Brothers                  Lipper California Municipal
              Fund A Class:              Municipal Bond Index:               Debt Fund Average (11 funds)
Oct. '92         $ 9,625                        $10,000                              $10,000
Aug. '93         $11,128                        $11,392                              $11,546
Aug. '94         $10,787                        $11,336                              $11,271
Aug. '95         $11,535                        $12,369                              $12,059
Aug. '96         $12,224                        $13,040                              $12,765
Aug. '97         $13,431                        $14,267                              $13,884
Aug. '98         $14,622                        $15,578                              $15,011

Chart assumes a $10,000 investment on October 15, 1992, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE CALIFORNIA INSURED FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                 Lifetime          Five Years          One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
    Excluding Sales Charge        +7.40%             +5.62%             +8.88%
    Including Sales Charge        +6.70%             +4.82%             +4.77%
--------------------------------------------------------------------------------
Class B (Est. 3/1/94)
    Excluding Sales Charge        +5.71%                                +8.07%
    Including Sales Charge        +5.34%                                +4.07%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
    Excluding Sales Charge        +6.87%                                +8.11%
    Including Sales Charge        +6.87%                                +7.11%


Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results.

for tax-exempt
   income
     16



TAX-FREE COLORADO FUND
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1988 TO AUGUST 31, 1998

               Tax-Free Colorado         Lehman Brothers                   Lipper Colorado Municipal
                  Fund A Class        Municipal Bond Index                 Debt Fund Average (6 funds)
Aug. '88            $ 9,629                  $10,000                                 $10,000
Aug. '89            $10,722                  $11,098                                 $11,074
Aug. '90            $11,411                  $11,812                                 $11,584
Aug. '91            $12,562                  $13,205                                 $12,758
Aug. '92            $13,866                  $14,679                                 $14,036
Aug. '93            $15,956                  $16,470                                 $15,822
Aug. '94            $15,631                  $16,493                                 $15,720
Aug. '95            $16,936                  $17,955                                 $16,891
Aug. '96            $17,990                  $18,896                                 $17,775
Aug. '97            $19,789                  $20,642                                 $19,369
Aug. '98            $21,726                  $22,428                                 $20,958


Chart assumes a $10,000 investment on September 1, 1988, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE COLORADO FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998


                                 Lifetime      Ten Years      Five Years    One Year
------------------------------------------------------------------------------------
Class A (Est. 4/23/87)
    Excluding Sales Charge        +8.37%         +8.50%         +6.39%        +9.77%
    Including Sales Charge        +8.01%         +8.09%         +5.58%        +5.65%
------------------------------------------------------------------------------------
Class B (Est. 3/22/95)
    Excluding Sales Charge        +7.99%                                      +8.95%
    Including Sales Charge        +7.26%                                      +4.95%
------------------------------------------------------------------------------------
Class C (Est. 5/6/94)
    Excluding Sales Charge        +7.44%                                      +9.05%
    Including Sales Charge        +7.44%                                      +8.05%

Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results.

                                                                 for tax-exempt
                                                                     income
                                                                       17

Tax-Free New Mexico Fund
Tax-Free Utah Fund
Growth of a $10,000 Investment
October 5, 1992 To August 31, 1998



            Tax-Free New Mexico          Tax-Free Utah                    Lehman Brothers           Lipper Other States Municipal
              Fund A Class               Fund A Class                   Municipal Bond Index          Debt Fund Index (20 funds)
Oct. '92         $ 9,625                   $ 9,625                            $10,000                         $10,000
Aug. '93         $11,020                   $11,145                            $11,258                         $11,281
Aug. '94         $11,032                   $11,191                            $11,274                         $11,200
Aug. '95         $11,790                   $12,020                            $12,273                         $11,980
Aug. '96         $12,505                   $12,749                            $12,916                         $12,577
Aug. '97         $13,715                   $13,879                            $14,110                         $13,633
Aug. '98         $14,961                   $15,137                            $15,292                         $14,691

Chart assumes a $10,000 investment on October 5, 1992, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE NEW MEXICO FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

                                    Lifetime        Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge           +7.78%           +6.31%            +9.05%
    Including Sales Charge           +7.08%           +5.51%            +4.96%
--------------------------------------------------------------------------------
Class B (Est. 3/3/94)
    Excluding Sales Charge           +6.09%                             +8.33%
    Including Sales Charge           +5.72%                             +4.33%
--------------------------------------------------------------------------------
Class C (Est. 5/7/96)
    Excluding Sales Charge           +8.56%                             +8.33%
    Including Sales Charge           +8.56%                             +7.33%

TAX-FREE UTAH FUND
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

                                    Lifetime        Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge           +8.03%           +6.38%            +9.04%
    Including Sales Charge           +7.34%           +5.57%            +4.95%
--------------------------------------------------------------------------------
Class B (Est. 5/27/95)
    Excluding Sales Charge           +6.80%                             +8.23%
    Including Sales Charge           +6.00%                             +4.23%

Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results.

18 for tax-exempt income

Financial Statements

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------     -------
MUNICIPAL BONDS - 97.28%
GENERAL OBLIGATION BONDS - 17.00%
Eagle Mountain Community Facility District
   6.50% 7/1/21 .....................................  $1,010,000    $1,119,451
Maricopa County Chandler Unified School District
   #80 (FGIC) 6.00% 7/1/13 ..........................     100,000       109,588
Maricopa County Osborn Unified School District #8
   (FGIC) 5.875% 7/1/14 .............................     300,000       328,434
Maricopa County Tempe Unified School District #40
   (FGIC) 6.00% 7/1/11 ..............................     100,000       109,936
Maricopa County Unified School District #40 -
   Glendale 6.30% 7/1/11.............................     500,000       549,865
Pima County Flowing Wells Unified School District #8
   5.90% 7/1/13 .....................................     500,000       544,755
Tucson, Arizona 5.375% 7/1/20 .......................     250,000       258,048
                                                                     ----------
                                                                      3,020,077
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 4.20%
University of Arizona Revenue 4.875% 6/1/16 .........     750,000       745,103
                                                                     ----------
                                                                        745,103
                                                                     ----------
HOSPITALS REVENUE BONDS - 18.59%
Maricopa County, Arizona Hospital Revenue
   (Sun Health Corp.) 6.125% 4/1/18 .................     600,000       644,688
Maricopa County, Arizona Industrial Development
   Authority Hospital Facilities Revenue, Mayo
   Clinic Hospital 5.25% 11/15/37 ...................     750,000       756,473
Pima County, Arizona Development Authority
   Revenue (Healthpartners-Series A)
   5.625% 4/1/14 ....................................     500,000       539,480
Show Low Arizona Industrial Development Authority
   Hospital Revenue - Navapache Regional
   Medical Center Series A 5.50% 12/1/17 ............     750,000       772,133
Yavapai County, Arizona Industrial Development
   Authority - Residential Care Facilities -
   Margaret T Morris Center - A (GNMA)
   5.40% 2/20/38 ....................................     585,000       589,370
                                                                     ----------
                                                                      3,302,144
                                                                     ----------
HOUSING REVENUE BONDS - 20.27%
Maricopa County, Arizona Industrial Development
   Authority - Multifamily Family Housing Revenue
   Pines at Camelback Apartments Project A
   5.45% 5/1/28 .....................................     750,000       759,638
Peoria Casa Del Rio Multifamily Housing
   7.30% 2/20/28 ....................................     500,000       555,865
Phoenix Industrial Development Authority - Chris
   Ridge 6.80% 11/1/25 ..............................     125,000       132,290
Pima County, Arizona IDA Revenue Series A
   7.25% 7/1/25 .....................................     725,000       795,854

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (Continued)
HOUSING REVENUE BONDS (CONTINUED)
Pima County, Arizona Multifamily Revenue -
   Willowick Apartments Project 5.50% 3/1/28 ........  $  500,000   $   508,655
Tempe Multifamily Mortgage Revenue IDA
   6.125% 6/1/10 ....................................     200,000       213,684
Tucson Industrial Development Authority Los Portales
   Apartment (GNMA) 5.90% 12/20/31 ..................     600,000       634,086
                                                                     ----------
                                                                      3,600,072
                                                                     ----------
LEASE/CERTIFICATE OF PARTICIPATION - 1.22%
Scottsdale Municipal Property Corporation Lease
   (FGIC) 6.25% 11/1/14 .............................     100,000       108,142
University of Arizona Certificate of Participation
   6.00% 7/15/23 ....................................     100,000       107,687
                                                                     ----------
                                                                        215,829
                                                                     ----------
POLLUTION CONTROL REVENUE BONDS - 12.05%
Coconimo County, Arizona PCR Nevada Power Co.
   6.375% 10/1/36 ...................................   1,250,000     1,364,925
Maricopa County, Arizona Pollution Control
   5.75% 11/1/22 ....................................     750,000       774,630
                                                                     ----------
                                                                      2,139,555
                                                                     ----------
POWER AUTHORITY REVENUE BONDS - 4.58%
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 .....................     750,000       712,005
Salt River Project Series C 5.50% 1/1/28 ............     100,000       101,569
                                                                     ----------
                                                                        813,574
                                                                     ----------
TRANSPORTATION REVENUE BONDS - 5.64%
Phoenix, Arizona Civic Improvement Airport Revenue
   Senior Lien - Series A 5.00% 7/1/25 ..............   1,000,000     1,001,700
                                                                     ----------
                                                                      1,001,700
                                                                     ----------
WATER & SEWER REVENUE BONDS - 9.45%
Gilbert Water & Waste Water System
   Revenue - Connection Development Fee
   6.875% 4/1/16 ....................................   1,000,000     1,044,390
Gilbert Water & Waste Water Revenue (FGIC)
   6.50% 7/1/22 .....................................     100,000       110,971
Tucson Water Revenue Refunding Series A
   5.75% 7/1/18 .....................................     500,000       522,830
                                                                     ----------
                                                                      1,678,191
                                                                     ----------
OTHER REVENUE BONDS - 4.28%
Virgin Islands Public Finance Authority Revenue
   Senior Lien Series A
   5.50% 10/1/22 ....................................     750,000       760,545
                                                                     ----------
                                                                        760,545
                                                                     ----------
Total Municipal Bonds (cost $16,442,612) ............                17,276,790
                                                                     ----------
                                                        for tax-exempt income 19


TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                         NUMBER OF     MARKET
                                                           SHARES       VALUE
                                                         ----------    ------
SHORT TERM INVESTMENTS - 0.75%
Norwest Advantage Municipal
   Money Market Fund ................................      133,159 $   133,159
                                                                   -----------
Total Short Term Investments (cost $133,159) ........                  133,159
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.03%
   (COST $16,575,771) .........................................    $17,409,949
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.97% .......        350,580
                                                                   -----------
NET ASSETS APPLICABLE TO 1,584,694 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................    $17,760,529
                                                                   ===========

NET ASSET VALUE - TAX-FREE ARIZONA FUND A CLASS
   ($12,176,793 / 1,086,363 SHARES) .................................   $11.21
                                                                        ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND B CLASS
   ($4,951,787 / 442,040 SHARES) ....................................   $11.20
                                                                        ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND C CLASS
   ($631,949 / 56,291 SHARES) .......................................   $11.23
                                                                        ======
----------------------
Summary of Abbreviations:
   FGIC - Insured by the Financial Guaranty Insurance Company
    FSA - Insured by the Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association

COMPONENTS OF NET ASSETS AT AUGUST 31,1998:
Common stock, $.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free Arizona Fund A Class, 10,000,000,000 shares
   allocated to Tax-Free Arizona Fund B Class and 10,000,000,000
   shares allocated to Tax-Free Arizona Fund C Class ............. $16,771,917
Accumulated net realized gain on investments .....................     154,434
Net unrealized appreciation of investments .......................     834,178
                                                                   -----------
Total net assets ................................................. $17,760,529
                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE ARIZONA FUND A CLASS
Net asset value A Class (A) ..........................................  $11.21
Sales charge (3.75% of offering price or 3.93% of amount
   invested per share (B) ............................................    0.44
                                                                        ------
Offering Price .......................................................  $11.65
                                                                        ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Arizona Fund Class A.

                             See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE-VOYAGEUR
TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                         PRINCIPAL     MARKET
                                                           AMOUNT      VALUE
                                                         ---------     ------
MUNICIPAL BONDS - 99.36%
GENERAL OBLIGATION BONDS - 36.04%
Chandler Refunding (FGIC) 7.00% 7/1/12 ...............  $1,000,000   $1,084,410
Cochise County Unified School District (FGIC)
   7.50% 7/1/10 ......................................   1,000,000    1,286,610
Glendale, Arizona High School District #205
   5.483% 7/1/11 .....................................   5,200,000    5,525,884
Maricopa County, Arizona School District
   #93 Cave Creek (FGIC) 5.383% 7/1/11 ...............   3,000,000    3,144,510
Maricopa County Chandler Unified School District
   #80 (FGIC) 5.80% 7/1/12 ...........................     635,000      682,435
Maricopa County Chandler Unified School District
   #80 (FGIC) 5.85% 7/1/13 ...........................   1,380,000    1,486,591
Maricopa County Chandler Unified School
   District #80 Chandler Projects of 1995 -
   Series E (FGIC) 5.00% 7/1/13 ......................   1,020,000    1,044,664
Maricopa County Chandler Unified School District
   #80 (FGIC) 6.00% 7/1/13 ...........................   2,400,000    2,630,112
Maricopa County Fountain Hills Unified School
   District #98 (FGIC) 6.625% 7/1/10 .................     365,000      393,309
Maricopa County Gilbert Unified School District
   #41 (FSA) 6.25% 7/1/15 ............................   1,250,000    1,419,975
Maricopa County Kyrene Unified School District #28
   (FGIC) 5.90% 7/1/10 ...............................   2,000,000    2,149,420
Maricopa County Madison Unified School District
   #38 (MBIA) 5.80% 7/1/15 ...........................   3,150,000    3,402,851
Maricopa County Osborn Unified School District #8
   (FGIC) 5.875% 7/1/14 ..............................   3,500,000    3,831,730
Maricopa County Peoria Unified School District #11
   (AMBAC) 7.00% 7/1/10 ..............................   1,000,000    1,086,090
Maricopa County Peoria Unified School District #11
   (AMBAC) 6.10% 7/1/10 ..............................   2,000,000    2,196,060
Maricopa County Queens Creek Unified School
   District #95 (AMBAC) 5.70% 7/1/14 .................   4,440,000    4,761,012
Maricopa Creighton Elementary Unified School
   District #114 Series 91 (FGIC)
   6.50% 7/1/08 ......................................   1,000,000    1,176,510
Mohave County Unified School District #1 Lake
   Havasu (FGIC) 5.90% 7/1/15 ........................   5,000,000    5,451,000
Peoria, Arizona (MBIA) 5.70% 7/1/11 ..................   1,000,000    1,062,680
Phoenix, Arizona (MBIA) 6.375% 7/1/13 ................   2,000,000    2,191,540
Pima County, Arizona Unified School District (FGIC)
   5.383% 7/1/13 .....................................   6,000,000    6,298,020
Pima County Marana Unified School District #6
   (FGIC) 5.75% 7/1/12 ...............................   6,350,000    6,790,246
Pinal County Apache Junction Unified School
   District #43 (FGIC) 5.85% 7/1/15 ..................   2,000,000    2,173,900
Tucson, Arizona (FGIC) 6.10% 7/1/12 ..................   4,890,000    5,293,034
                                                                   ------------
                                                                     66,562,593
                                                                   ------------

20 for tax-exempt income

TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS - 6.83%
Arizona State University System (MBIA)
   6.125% 7/1/15 .....................................  $1,500,000   $1,594,515
Glendale, Arizona Development Authority
   Educational Facilities - American Graduate
   School International (Connie Lee)
   5.875% 7/1/15 .....................................   3,000,000    3,249,270
Glendale, Arizona Development Authority Educational
   Facilities - American Graduate School
   International (Connie Lee) 5.625% 7/1/20 ..........   1,500,000    1,577,070
Glendale Industrial Development Authority
   Midwestern University Series A (Connie Lee)
   6.00% 5/15/26 .....................................   2,700,000    2,929,203
University of Arizona (AMBAC) 6.25% 6/1/11 ...........   3,000,000    3,273,090
                                                                    -----------
                                                                     12,623,148
                                                                    -----------
HOSPITAL REVENUE BONDS - 12.90%
Maricopa County Hospital District #1 (FGIC)
   6.125% 6/1/15 .....................................   5,500,000    5,990,160
Maricopa County Industrial Development Authority -
   Baptist Hospital (MBIA) 5.50% 9/1/13 ..............   3,080,000    3,242,039
Maricopa County Industrial Development Authority -
   Baptist Hospital (MBIA) 5.50% 9/1/16 ..............   1,000,000    1,044,710
Mohave County Industrial Development Authority -
   Baptist Hospital (MBIA) 5.75% 9/1/26 ..............   1,100,000    1,174,085
Mohave County Industrial Development Authority -
   Chris/Silver Ridge (GNMA) 6.375% 11/1/31 ..........   1,300,000    1,435,655
Phoenix, Arizona Industrial Development Authority -
   Hospital Revenue - John C. Lincoln Health-Series B
   (Connie Lee) 5.75% 12/1/16 ........................   4,110,000    4,460,789
Pima County Tucson Medical Center (MBIA)
   6.375% 4/1/12 .....................................   1,000,000    1,085,960
Pima Individual Health Care (MBIA) 6.75% 7/1/10 ......   1,000,000    1,089,240
Scottsdale, Arizona Industrial Development
   Authority - Scottsdale Memorial Hospital
   (AMBAC) 5.483% 9/1/12 .............................   2,500,000    2,726,475
University of Arizona Medical Center (MBIA)
   6.25% 7/1/10 ......................................   1,445,000    1,575,975
                                                                    -----------
                                                                     23,825,088
                                                                    -----------
HOUSING REVENUE BONDS - 5.00%
Chandler Industrial Development Authority
   Multifamily Housing (GNMA) 5.90% 7/20/15 ..........   1,060,000    1,108,622
Maricopa County, Arizona Industrial Development
   Authority - Multifamily Housing Revenue - Villas
   De Merced Apartment Project (GNMA)
   5.45% 12/20/27 ....................................     535,000      540,580
Maricopa County, Arizona Industrial Development
   Authority - Multifamily Housing Revenue - Villas
   De Merced Apartments Project (GNMA)
   5.50% 12/20/37 ....................................     570,000      576,407
Pima County, Arizona IDA Revenue Series A (MBIA)
   7.25% 7/1/25 ......................................   1,000,000    1,097,730
Tucson Industrial Development Authority
   Los Portales Apartment (GNMA)
   5.90% 12/20/31 ....................................   3,670,000    3,878,493

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Yuma, Arizona Industrial Development Authority -
   Multifamily Revenue Government National
   Mortgage Association Regency Apartments A
   (GNMA) 5.50% 12/20/32 .............................  $2,000,000   $2,032,140
                                                                    -----------
                                                                      9,233,972
                                                                    -----------
LEASE/CERTIFICATES OF PARTICIPATION - 7.13%
Oro Valley Common Trust Funds Partnership (MBIA)
   5.75% 7/1/11 ......................................   1,000,000    1,097,020
Oro Valley Common Trust Funds Partnership (MBIA)
   5.75% 7/1/17 ......................................   1,000,000    1,079,080
Peoria, Arizona Municipal Development Authority -
   Municipal Securities Trust (MBIA)
   5.183% 7/1/10 .....................................   5,500,000    5,717,305
Pima County Community College District (AMBAC)
   6.40% 7/1/07 ......................................   1,000,000    1,066,350
Scottsdale Municipal Property Corporation Lease
   (FGIC) 6.25% 11/1/14 ..............................   3,900,000    4,217,538
                                                                    -----------
                                                                     13,177,293
                                                                    -----------
POWER AUTHORITY REVENUE BONDS - 2.57%
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 ......................   2,750,000    2,610,685
Salt River Agricultural Improvement & Power
   Project (FGIC) 6.25% 1/1/19 .......................   2,000,000    2,144,620
                                                                    -----------
                                                                      4,755,305
                                                                    -----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 11.54%
Arizona Health Facility Authority Phoenix Baptist
   Hospital and Medical Center-Escrowed to
   Maturity (MBIA) 6.25% 9/1/11 ......................   2,000,000    2,188,640
Glendale Educational Facilities-American Graduate
   School (Connie Lee) 6.75% 7/1/09-05 ...............     750,000      872,947
Glendale Educational Facilities-American Graduate
   School (Connie Lee) 7.00% 7/1/14-05 ...............   1,000,000    1,178,690
Maricopa County Paradise Valley Elementary School
   District #69 (MBIA) 6.40% 7/1/10-01 ...............   3,000,000    3,263,550
Maricopa County, Arizona Unified School District
   #80 (FGIC) 5.80% 7/1/12-06 ........................     365,000      403,595
Maricopa County, Arizona Unified School District
   #80 (FGIC) 5.85% 7/1/13-06 ........................     820,000      909,412
Maricopa County Fountain Hills Unified School
   District #98 (FGIC) 6.625% 7/1/10-01 ..............     635,000      684,251
Phoenix, Arizona Street & Highway Revenue (FGIC)
   6.50% 7/1/09-02 ...................................   2,000,000    2,212,320
Pima County Sewer Revenue (FGIC)
   6.75% 7/1/15-01 ...................................   1,380,000    1,499,715
Resh-Elliot Park State University (MBIA)
   6.75% 7/1/11-01 ...................................   1,000,000    1,097,150
Salt River Agricultural Improvement & Power
   Project (AMBAC) 6.50% 1/1/22-01 ...................   2,000,000    2,159,460
Santa Cruz County Nogales Unified School District
   #1 (AMBAC) 6.10% 7/1/14-04 ........................   1,250,000    1,385,175
Tucson, Arizona (FGIC) 6.10% 7/1/12-02 ...............     140,000      151,539
                                                        for tax-exempt income 21

TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS (CONTINUED)
Yuma, Arizona (AMBAC) 6.125% 7/1/12-03 ...............  $3,000,000 $  3,308,880
                                                                   ------------
                                                                     21,315,324
                                                                   ------------
Transportation Revenue Bonds - 4.93%
Chandler, Arizona Streets and Highways (MBIA)
   5.113% 7/1/15 .....................................   2,000,000    2,049,120
Phoenix, Arizona Civic Improvement Airport Revenue
   Senior Lien - Series A (FSA) 5.00% 7/1/25 .........   2,000,000    2,003,400
Tucson Airport Authority Revenue (MBIA)
   5.70% 6/1/13 ......................................   4,750,000    5,050,818
                                                                   ------------
                                                                      9,103,338
                                                                   ------------
Utility Revenue Bonds - 6.67%
Mesa, Arizona Utility Systems Revenue (FGIC)
   5.25% 7/1/16 ......................................  12,000,000   12,328,440
                                                                   ------------
                                                                     12,328,440
                                                                   ------------
Water & Sewer Revenue Bonds - 4.61%
Apache Junction, Arizona Water Utilities-Series A
   (FSA) 5.80% 7/1/17 ................................   1,215,000    1,315,140
Chandler Water & Sewer Revenue (FGIC)
   7.00% 7/1/12 ......................................   1,000,000    1,084,410
Gilbert Water & Waste Water Revenue
   (FGIC) 6.50% 7/1/12 ...............................   1,000,000    1,120,620
Gilbert Water & Waste Water Revenue
   (FGIC) 6.50% 7/1/22 ...............................   2,650,000    2,940,730
Pima County Special Water Improvement District
   (FGIC) 6.20% 1/1/11 ...............................   1,000,000    1,088,750
Sedona, Arizona Wastewater Municipal Property
   Excise Tax Revenue (MBIA) 4.75% 7/1/27 ............   1,000,000      964,930
                                                                   ------------
                                                                      8,514,580
                                                                   ------------
Other Revenue Bonds - 1.14%
Maricopa County Stadium District (MBIA)
   5.50% 7/1/13 ......................................   2,000,000    2,098,340
                                                                   ------------
                                                                      2,098,340
                                                                   ------------
Total Municipal Bonds (cost $169,077,292) ............              183,537,421
                                                                   ------------

Total Market Value of Securities Owned - 99.36%
   (cost $169,077,292) ..........................................  $183,537,421
Receivables and Other Assets Net Of Liabilities - 0.64% .........     1,177,694
                                                                   ------------
Net Assets Applicable To 15,986,707 Shares
   ($.01 Par Value) Outstanding - 100.00% .......................  $184,715,115
                                                                   ============

NET ASSET VALUE - TAX-FREE ARIZONA INSURED A CLASS
   ($179,305,810 / 15,518,442 SHARES) .................................  $11.55
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED B CLASS
   ($4,782,210 / 413,999 SHARES) ......................................  $11.55
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED C CLASS
   ($627,095 / 54,266 SHARES) .........................................  $11.56
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free Arizona Insured Fund A Class, 1,000,000,000
   shares allocated to Tax-Free Arizona Insured Fund B Class
   and 1,000,000,000 shares allocated to Tax-Free Arizona
   Insured Fund C Class .........................................  $173,001,419
Undistributed net investment income .............................           224
Accumulated net realized loss on investments ....................    (2,746,657)
Net unrealized appreciation of investments ......................    14,460,129
                                                                   ------------
Total Net Assets ................................................  $184,715,115
                                                                   ============
----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FSA - Insured by Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE ARIZONA INSURED FUND A CLASS
Net asset value A class (A) ...........................................  $11.55
Sales charge (3.75% of offering price or 3.90% of amount invested
   per share) (B) .....................................................    0.45
                                                                         ------
Offering price ........................................................  $12.00
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Arizona Insured Fund Class A.

                             See accompanying notes

22 for tax-exempt income

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS - 106.04%
GENERAL OBLIGATIONS - 3.32%
Burlingame, California School District
   5.60% 7/15/21 ....................................... $230,000      $243,425
Coast, California School District High School
   Project 5.00% 8/1/23 ................................  250,000       247,877
California State Veterans Bonds - Series BH (FSA)
   5.40% 12/1/15 .......................................  150,000       153,674
Tulare Earlimart Elementary School District
   (AMBAC) 6.70% 8/1/21 ................................   50,000        62,707
                                                                     ----------
                                                                        707,683
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 3.32%
California Public Works Board Lease Revenue
   5.625% 3/1/19 .......................................  190,000       200,358
Community Colleges - Hayward Foundation Auxillary
   Organization (MBIA) 5.25% 8/1/25 ....................  500,000       508,285
                                                                     ----------
                                                                        708,643
                                                                     ----------
HOSPITAL REVENUE BONDS - 16.09%
Antelope Valley, California Health Care District
   Series A 5.20% 1/1/17 ...............................  300,000       305,121
California Health Facilities - Valleycare Hospital
   5.50% 5/1/20 ........................................  250,000       255,238
California Health Facilities Finance Authority
   Revenue - Northern California Presbyterian
   5.40% 7/1/28 ........................................  500,000       505,660
California Health Facilities Finance Authority
   Revenue - Sacramento Medical A (CMI)
   5.25% 5/1/16 ........................................  745,000       751,608
Fresno, California Health Facilities Holy Cross
   Health Systems Revenue
   5.00% 12/1/18 .......................................  500,000       499,330
Mendocino Coast Health Care District
   5.875% 2/1/20 .......................................  100,000       105,348
North Kern-South Tulare,California Hospital
   District Health Facility Revenue
   6.00% 4/1/20 ........................................  250,000       261,545
Rancho Mirage Joint Power Financing Authority -
   Eisenhower Medical Center (MBIA)
   5.375% 7/1/22 .......................................  100,000       102,678
Sierra View Local Health Care District
   California Revenue 5.25% 7/1/18 .....................  500,000       497,525
Stockton, California Health Facilities-
   Dameron Hospital Association-Series A
   5.70% 12/1/14 .......................................  100,000       104,642
Valleycare Hospital California Health Facilities
   Finance Authority Revenue
   6.75% 6/1/15 ........................................   40,000        43,640
                                                                     ----------
                                                                      3,432,335
                                                                     ----------
HOUSING REVENUE BONDS - 9.73%
California Housing Finance Agency Single Family
   (MBIA) 6.00% 8/1/20 .................................  100,000       106,695

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
California Housing Financing Agency Home Mortgage
   Revenue Series 96H (FHA) 6.25% 8/1/27 .............. $  95,000    $  102,568
California Housing Financing Agency Home Mortgage
   Revenue Series 96K (MBIA) 6.15% 8/1/16 .............   450,000       484,929
California Statewide Communities Development
   Authority 5.25% 5/15/25 ............................   750,000       764,565
Fresno, California Multifamily Housing Revenue -
   Woodlands Apartments Project-A (GNMA)
   6.65% 5/20/17 ......................................   100,000       112,635
Los Angeles, California Housing Authority -
   Multifamily Housing Revenue - The Palms
   Apartments Series E 5.30% 7/1/18 ...................   500,000       504,780
                                                                     ----------
                                                                      2,076,172
                                                                     ----------
LEASE/CERTIFICATES OF PARTICIPATION - 9.26%
Alameda City Hall Redevelopment 6.20% 5/1/25 ..........    50,000        53,022
Bakersfield, California Certificates of Participation
   Convention Center Expansion Project
   (MBIA) 5.80% 4/1/17 ................................   350,000       377,969
California State Public Works-California State
   University-Series C 5.40% 10/1/22 ..................   300,000       303,981
Hayward Civic Center Project (MBIA)
   5.25% 8/1/26 .......................................   100,000       101,540
Kern, California Community College Certificates of
   Participation (MBIA) 4.30% 1/1/08 ..................   500,000       502,265
Moreno Valley, California School District -
   5.60% 3/1/17 .......................................   100,000       104,816
San Jose Convention Center Finance Authority
   Revenue 6.375% 9/1/13 ..............................   100,000       107,269
Santa Monica Parking Authority Lease Revenue
   6.375% 7/1/16 ......................................   100,000       109,018
Shafter Powers Finance Lease Revenue
   6.05% 1/1/17 .......................................   100,000       106,679
West Basin, California Municipal Water District
   Revenue - Certificate of Participation Refunding -
   1992 Series A 5.50% 8/1/22 .........................   200,000       209,132
                                                                     ----------
                                                                      1,975,691
                                                                     ----------
POLLUTION CONTROL REVENUE BONDS - 2.41%
California Pollution Control Authority Facilities
   Revenue - Mobil Oil Project 5.50% 12/1/29 ..........   500,000       514,555
                                                                     ----------
                                                                        514,555
                                                                     ----------
POWER AUTHORITY REVENUE BONDS - 12.57%
Northern California Power Agency Public Power
   Revenue - Hydroelectric Project Number 1 -
   Series A 5.00% 7/1/28 ..............................   500,000       493,855
Pasadena, California Electric 5.25% 8/1/07 ............ 1,000,000     1,081,980
Sacramento Municipal Utility District K Defeasable
   (AMBAC) 5.25% 7/1/24 ...............................   100,000       105,241
*Southern California Public Power Authority Revenue -
   Palo Verde Project 2.25% 7/1/17 .................... 1,000,000     1,000,000
                                                                     ----------
                                                                      2,681,076
                                                                     ----------
                                                        for tax-exempt income 23

TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (Continued)
**PRE-REFUNDED BONDS - .79%
California State Public Works
   6.375% 10/1/19-04 ..................................  $ 50,000      $ 56,990
Berkeley Alta Bates Healthcare
   6.55% 12/1/22-02 ...................................   100,000       112,090
                                                                     ----------
                                                                        169,080
                                                                     ----------
TRANSPORTATION REVENUE BONDS - 1.93%
Foothill/Eastern Transportation Corridor Agency
   California Toll Road Revenue Series 95A
   6.00% 1/1/34 .......................................   100,000       106,876
San Joaquin Hills, California Transportation
   Corridor Agency Toll Road Revenue
   5.25% 1/15/30 ......................................   300,000       304,776
                                                                     ----------
                                                                        411,652
                                                                     ----------
WATER & SEWER REVENUE BONDS - 1.22%
San Jacinto, California Water Improvement
   Project Authority 5.50% 10/1/18 ....................   250,000       261,207
                                                                     ----------
                                                                        261,207
                                                                     ----------
OTHER REVENUE BONDS - 45.40%
Carson Redevelopment Agency Revenue
   6.375% 10/1/16 .....................................   100,000       106,914
Davis Unified School District Community Facilities
   District - Special Tax (MBIA)
   5.50% 8/15/26 ......................................   100,000       103,569
Dixon Redevelopment Agency 6.00% 9/1/24 ...............    50,000        51,673
Escondido, California Improvement Bond Act of 1915
   5.625% 9/2/18 ......................................   500,000       514,275
La Mirada, California Redevelopment Agency Special
   Tax - Community Facilities District Number 89-1
   5.70% 10/1/20 ......................................   500,000       507,045
La Quinta, California Redevelopment Agency Tax
   Allocation - Redevelopment Area Project
   Number 1 (AMBAC) 5.20% 9/1/28 ......................   500,000       504,165
Long Beach, California Harbor Revenue
   5.375% 5/15/20 .....................................   250,000       253,885
Los Alamitos Unified School District Series Certified
   Facilities District No. 90-1 6.25% 8/15/23 .........    50,000        53,058
*Los Angeles County, California Pension Obligation -
   A 2.25% 6/30/07 .................................... 1,000,000     1,000,000
Ontario, California Community Facilities District -
   No. 5 Special Tax Freeway Interchange Project
   6.375% 9/1/17 ......................................   250,000       269,840
Puerto Rico Public Buildings Authority Revenue -
   Guaranteed Government Facilities-Series B
   5.25% 7/1/21 .......................................   250,000       253,488
Rancho Cucamonga Redevelopment Housing
   Set Aside 5.25% 9/1/26 .............................   100,000       101,554
Rancho Mirage, California Improvement Board
   6.10% 9/2/11 .......................................   495,000       512,528

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Sacramento County, California Special Tax -
   Community Facilities District Number 1
   5.70% 12/1/20 ...................................... $ 500,000   $   510,780
San Marcos, California Redevelopment Agency
   Tax Allocation Affordable Housing Project -
   Series A 5.65% 10/1/28 .............................   500,000       507,380
San Marcos, California Redevelopment Agency Tax
   Allocation Affordable Housing Project-Series A
   6.00% 10/1/27 ......................................   530,000       557,130
Santa Clara Housing Authority 4.50% 10/1/09 ........... 1,435,000     1,435,000
Santa Ana, California Financing Authority
   Revenue - Inner City Commuter Series 7C
   5.60% 9/1/19 .......................................   600,000       608,376
Santa Ana, California Financing Authority
   Revenue - Mainplace Project 5.05% 9/1/07 ...........   725,000       725,515
South Gate, California Public Finance Authority -
   Tax Allocation Housing Redevelopment Project
   5.00% 9/1/19 .......................................   500,000       499,355
Suisun City, California Public Financing Authority
   Tax Allocation, Suisun City Redevelopment Project
   Series A 5.20% 10/1/28 .............................   105,000       104,363
Whittier, California Redevelopment Agency
   5.75% 11/1/28 ......................................   500,000       507,420
                                                                     ----------
                                                                      9,687,313
                                                                     ----------
Total Municipal Bonds (cost $21,952,292) ..............              22,625,407
                                                                     ----------

                                                        NUMBER OF
                                                         SHARES
                                                        ---------
SHORT-TERM INVESTMENTS - 9.95%
Dreyfus Tax-Exempt Cash Management, Inc. .............. 1,055,663     1,055,663
Norwest Advantage Municipal Money Market Fund ......... 1,065,890     1,065,890
                                                                     ----------
Total Short Term Investments (cost $2,121,553) ....................   2,121,553
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 115.99%
   (COST $24,073,845) ............................................. $24,746,960
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (15.99%)*** .....  (3,410,907)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,898,531 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................... $21,336,053
                                                                    ===========

NET ASSET VALUE - TAX-FREE CALIFORNIA FUND A CLASS
   ($11,599,541 / 1,033,406 SHARES) ...................................  $11.22
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND B CLASS
   ($8,962,468 / 796,173 SHARES) ......................................  $11.26
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND C CLASS
   ($774,044 / 68,952 SHARES) .........................................  $11.23
                                                                         ======

24 for tax-exempt income

TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS (CONTINUED)

----------------------
Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
   CMI - Insured by California Mortgage Insurance
   FHA - Insured by the Federal Housing Authority
   FSA - Insured by the Financial Security Assurance
  GNMA - Insured by the Government National Mortgage Association
  MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31,1998:
Common stock, $.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free California Fund A Class 10,000,000,000 shares
   allocated to Tax-Free California Fund B Class and 10,000,000,000
   shares allocated to Tax-Free California Fund C Class ........... $20,636,508
Distributions in excess of net investment income ..................     ($1,134)
Accumulated net realized gain of investments ......................      27,564
Net unrealized appreciation of investments ........................     673,115
                                                                   ------------
Total Net Assets .................................................. $21,336,053
                                                                   ============
----------------------
   * Variable Rate Demand Notes - The interest rate shown is the rate as of August 31, 1998 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
  ** For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is prefunded.
 *** Of this amount, $3,740,542 represents payables for securities purchased at August 31, 1998.

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE CALIFORNIA FUND
   A CLASS
Net asset value A Class (A) ...........................................  $11.22
Sales charge (3.75% of offering price or 3.92% of amount invested
   per share) (B) .....................................................    0.44
                                                                         ------
Offering price ........................................................  $11.66
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free California Class A.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR
TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS - 98.05%
GENERAL OBLIGATION BONDS - 6.47%
Redwood City, California Elementary School District
   (FGIC) 5.00% 8/1/16 ...............................  $1,000,000   $1,029,890
Walnut Valley, California School District Series A
   (MBIA) 7.20% 2/1/16 ...............................   1,000,000    1,273,330
                                                                     ----------
                                                                      2,303,220
                                                                     ----------
HOSPITAL REVENUE BONDS - 6.13%
California Health Facilities - Catholic Healthcare
   West (MBIA) 6.00% 7/1/17 ..........................   1,000,000    1,098,840
California Health Facilities - San Diego Hospital
   (MBIA) 6.20% 8/1/12 ...............................   1,000,000    1,084,240
                                                                     ----------
                                                                      2,183,080
                                                                     ----------
HOUSING REVENUE BONDS - 22.94%
California Housing Finance Agency 1994 Series E
   (MBIA) 6.75% 8/1/26 ...............................   1,000,000    1,093,330
California Housing Finance Agency Home Mortgage
   Revenue Series 96E (MBIA) 6.05% 8/1/16 ............   1,000,000    1,070,260
California Housing Financing Agency Home Mortgage
   Revenue Series 96K (MBIA) 6.15% 8/1/16 ............   1,100,000    1,185,382
California Housing Finance Agency Revenue Series F
   (MBIA) 6.00% 8/1/17 ...............................   1,000,000    1,070,410
California Housing Finance Agency-Single Family
   (MBIA) 6.00% 8/1/20 ...............................     995,000    1,061,615
California Rural Home Mortgage Finance Authority -
   Single Family Mortgage Revenue (AMBAC)
   7.95% 12/1/24 .....................................   1,355,000    1,565,852
Fresno, California Multifamily Housing Revenue -
   Woodlands Apartments Project-A (GNMA)
   6.65% 5/20/17 .....................................   1,000,000    1,126,350
                                                                     ----------
                                                                      8,173,199
                                                                     ----------
LEASE/CERTIFICATE OF PARTICIPATION - 23.65%
Bakersfield, California-Certificates of
   Participation Convention Center Expansion Project
   (MBIA) 5.80% 4/1/17 ...............................   1,000,000    1,079,910
Calaveras County, California Water District Revenue
   (AMBAC) 6.125% 9/1/17 .............................   1,000,000    1,108,690
Inland Empire Solid Waste Authority (FSA)
   6.00% 8/1/16 ......................................   1,500,000    1,632,675
Ontario Redevelopment Cimarron Project (MBIA)
   6.25% 8/1/15 ......................................   1,000,000    1,080,170
San Luis Obispo, California Capital Revenue (AMBAC)
   6.375% 6/1/14 .....................................   1,000,000    1,109,140
Santa Barbara, California Water Revenue (AMBAC)
   6.70% 4/1/27 ......................................   1,000,000    1,096,290
Santa Clara, California Finance Authority (AMBAC)
   7.75% 11/15/11 ....................................   1,000,000    1,319,550
                                                                     ----------
                                                                      8,426,425
                                                                     ----------
                                                        for tax-exempt income 25

TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS (CONTINUED)
POWER REVENUE BONDS - 9.79%
Northern California Power Agency Public Power
   Revenue - Hydroelectric Project Number 1 -
   Series A (MBIA) 5.00% 7/1/28 .....................  $  500,000    $  493,855
Pasadena, California Electric Revenue (MBIA)
   6.00% 8/1/08 .....................................   2,625,000     2,995,571
                                                                     ----------
                                                                      3,489,426
                                                                     ----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 15.69%
California State University Auxiliary Revenue
   (MBIA) 6.25% 8/1/20-04 ...........................   1,000,000     1,133,190
Fairfield Public Finance Authority Revenue
   (FGIC) 6.25% 7/1/14-02 ...........................   1,000,000     1,103,010
Los Angeles County, California Transportation
   Commission Sales Tax Revenue (MBIA)
   6.25% 7/1/13-02 ..................................   1,000,000     1,103,010
San Francisco City & County Redevelopment Agency
   Hotel Tax Revenue (FSA) 6.75% 7/1/25-04 ..........   1,000,000     1,138,420
University of California Board of Regents
   (MBIA) 6.375% 9/1/24-02 ..........................   1,000,000     1,111,020
                                                                     ----------
                                                                      5,588,650
                                                                     ----------
TRANSPORTATION REVENUE BONDS - 5.91%
San Francisco City & County International Airport
   Revenue (FGIC) 6.00% 5/1/14 ......................   1,000,000     1,091,880
San Francisco, California City & County
   International Airport Revenue, AMT Special
   Facilities Lease-SFO Fuel-A (AMBAC)
   5.25% 1/1/21 .....................................   1,000,000     1,012,710
                                                                     ----------
                                                                      2,104,590
                                                                     ----------
WATER & SEWER REVENUE BONDS - 3.08%
Rancho, California Water District Finance Revenue
   (FGIC) 5.90% 11/1/15 .............................   1,000,000     1,096,140
                                                                     ----------
                                                                      1,096,140
                                                                     ----------
OTHER REVENUE BONDS - 4.39%
Groveland/Tuolumne Financing Authority
   California Revenue - Groveland Capital
   Facilities (FSA) 5.00% 4/1/26 ....................     500,000       495,545
Santa Clara, California Bayshore North Project
   (AMBAC) 5.75% 7/1/14 .............................   1,000,000     1,069,070
                                                                     ----------
                                                                      1,564,615
                                                                     ----------
Total Municipal Bonds (cost $32,145,677) ............                32,145,677
                                                                     ----------

                                                         NUMBER
                                                        OF SHARES
                                                        ---------
SHORT TERM INVESTMENTS - 9.44%
Dreyfus Tax Exempt Cash Management Inc. .............   1,581,443     1,581,443
Norwest Advantage Municipal Money Market Fund .......   1,780,841     1,780,841
                                                                     ----------
Total Short Term Investments
   (cost of $3,362,284 ) ............................                 3,362,284
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 107.49%
   (COST $35,507,961) ............................................  $38,291,629
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (7.49%)** ..................................   (2,666,827)
                                                                   ------------
NET ASSETS APPLICABLE TO 3,200,242 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ........................  $35,624,802
                                                                   ============

NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND A CLASS
   ($28,576,668 / 2,567,045 SHARES) ...................................  $11.13
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND B CLASS
   ($6,587,572 / 591,668 SHARES) ......................................  $11.13
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND C CLASS
   ($460,562 / 41,529 SHARES) .........................................  $11.09
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free California Insured Fund A Class, 1,000,000,000
   shares allocated to Tax-Free California Insured Fund B Class and 1,000,000,000 shares allocated to Tax-Free California
   Insured Fund C Class ..........................................  $33,262,827
Accumulated net realized loss on investments .....................     (421,693)
Net unrealized appreciation of investments .......................    2,783,668
                                                                   ------------
Total Net Assets .................................................  $35,624,802
                                                                   ============
----------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Of this amount, $3,226,608 represents payables for securities purchased at August 31, 1998.

----------------------
Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
   AMT - Bonds subject to Alternative Minimum Tax
  FGIC - Insured by the Financial Guaranty Insurance Company
   FSA - Insured by Financial Security Assurance
  GNMA - Insured by the Government National Mortgage Association

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
   CALIFORNIA INSURED FUND A CLASS
Net asset value A class (A) ...........................................  $11.13
Sales charge (3.75% of offering price or 3.86% of amount invested
   per share) (B) .....................................................    0.43
                                                                         ------
Offering price ........................................................  $11.56
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free California Insured Fund Class A.

                             See accompanying notes

26 for tax-exempt income

VOYAGEUR MUTUAL FUNDS II, INC.
DELAWARE-VOYAGEUR TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------      ------
MUNICIPAL BONDS - 98.89%
GENERAL OBLIGATION BONDS - 19.95%
Arapahoe County, Colorado School District
   Municipal Securities Trust 5.133% 12/15/15 ....... $ 6,000,000   $ 6,163,080
Arapahoe, Colorado Water & Sanitation
   Series 1995A 6.00% 12/1/15 .......................   8,010,000     8,480,588
Arapahoe, Colorado Water & Sanitation
   Series 1995A 6.15% 12/1/19 .......................  10,075,000    10,696,728
Boulder Valley School District #RE-2
   Series A 6.30% 12/1/13 ...........................   3,000,000     3,383,430
Boulder Valley School District #RE-2
   Series A 6.30% 12/1/14 ...........................   5,000,000     5,639,050
Eagles Nest Metropolitan District Limited Tax
   6.50% 11/15/17 ...................................   6,575,000     6,998,956
El Paso County, Colorado School District Number 20
   5.533% 12/15/14 ..................................   2,500,000     2,634,325
G V R Metropolitan District Series A
   6.00% 12/1/15 ....................................   7,075,000     7,560,557
G V R Metropolitan District Series A
   6.125% 12/1/19 ...................................   4,725,000     5,035,905
Highlands Ranch Metropolitan District Number 2
   4.983% 6/15/16 ...................................   3,700,000     3,756,610
Interstate South Metropolitan District
   6.00% 12/1/20 ....................................   8,755,000     9,242,741
Jefferson County Metropolitan District-Section 14,
   Series A 6.20% 12/1/13 ...........................   2,250,000     2,459,880
Montezuma County School District #RE 4A - Delores
   7.00% 12/1/19 ....................................   1,500,000     1,737,390
                                                                    -----------
                                                                     73,789,240
                                                                    -----------
HIGHER EDUCATION REVENUE BONDS - 1.92%
Colorado Post Secondary Educational Facilities
   Combo Certificates-Municipal Securities Trust
   5.983% 3/1/16 ....................................   6,700,000     7,104,278
                                                                    -----------
                                                                      7,104,278
                                                                    -----------
HOSPITALS REVENUE BONDS - 26.01%
Boulder County, Colorado Hospital Revenue
   Development-Longmont UTD Hospital
   5.60% 12/1/27 ....................................   6,765,000     6,928,916
Boulder County Hospital Revenue - Longmont United
   Project 5.875% 12/1/20 ...........................   3,250,000     3,384,713
National Jewish Medical & Research Center
   5.375% 1/1/16 ....................................   1,000,000     1,000,340
Colorado Health Facilities Authority -
   National Jewish Medical & Research Center
   5.375% 1/1/23 ....................................   6,945,000     6,902,497
Colorado Health Facilities Authority -
   National Jewish Medical & Research Center
   5.375% 1/1/28 ....................................   3,230,000     3,199,154
Colorado Health Facilities Authority -
   Parkview Hospital 6.00% 9/1/16 ...................   4,000,000     4,301,920
Colorado Health Facilities Authority -
   Parkview Hospital 6.125% 9/1/25 ..................   7,750,000     8,364,265

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------     -------
MUNICIPAL BONDS (CONTINUED)
HOSPITALS REVENUE BONDS (CONTINUED)
Colorado Health Facilities Authority Revenue -
   Combination Certificate Municipal Securities
   Trust 5.233% 10/1/26 ............................  $ 6,750,000   $ 6,860,768
Colorado Health Facilities Authority Revenue -
   Hospital - Steamboat Springs Health
   5.75% 9/15/22 ...................................    5,000,000     5,114,700
Colorado Health Facilities Authority - Rocky
   Mountain Adventist Healthcare
   6.625% 2/1/13 ...................................   13,000,000    13,965,770
Colorado Health Facilities Authority - Rocky
   Mountain Adventist Healthcare
   6.625% 2/1/22 ...................................    5,885,000     6,322,197
Colorado Health Facilities Authority - Vail Valley
   Medical Center Revenue
   6.50% 1/15/13 ...................................    2,400,000     2,632,200
Colorado Health Facilities Authority - Vail Valley
   Medical Center Revenue
   6.60% 1/15/20 ...................................    6,500,000     7,160,400
Colorado Springs Memorial Hospital (MBIA)
   6.00% 12/15/24 ..................................    8,000,000     8,774,640
Denver, Colorado Health & Hospital
   5.375% 12/1/18 ..................................    1,000,000     1,005,360
Denver, Colorado Health & Hospital
   5.375% 12/1/28 ..................................    5,000,000     5,005,850
Gunnison Valley Hospital
   5.625% 7/1/23 ...................................      850,000       847,110
University of Colorado Hospital
   (AMBAC) 6.40% 11/15/22 ..........................    4,000,000     4,448,400
                                                                   ------------
                                                                     96,219,200
                                                                   ------------
HOUSING REVENUE BONDS - 23.53%
Adams County, Colorado Housing Authority Mortgage
   Revenue - Aztec Villa Apartments Project
   5.85% 12/1/27 ...................................    1,825,000     1,912,199
Adams County Housing Authority Greenbriar Project
   6.75% 7/1/21 ....................................    1,730,000     1,882,724
Aurora Single Family Mortgage Revenue
   7.30% 5/1/10 ....................................    7,660,000     8,338,140
Colorado Health Facilities Authority Revenue -
   Baptist Home Association Series A
   6.375% 8/15/24 ..................................    3,250,000     3,498,105
Colorado Health Facilities Authority - Covenant
   Retirement 6.75% 12/1/15 ........................    1,750,000     1,975,645
Colorado Health Facilities Authority - Covenant
   Retirement 6.75% 12/1/25 ........................    4,150,000     4,682,362
Colorado Health Facilities Authority Revenue -
   National Benevolent Association -
   A 5.20% 1/1/18 ..................................      530,000       522,336
Colorado Health Facilities Authority Revenue -
   National Benevolent Association -
   A 5.25% 1/1/27 ..................................    1,330,000     1,297,349
                                                        for tax-exempt income 27

TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------     -------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Colorado Health Facilities Authority Revenue -
   National Benevolent Association
   5.25% 2/1/28 .....................................  $3,700,000   $ 3,607,833
Colorado Health Facilities Authority -
   National Benevolent Series A 6.90% 6/1/15 ........   1,085,000     1,227,254
Colorado Housing Finance Authority - Multifamily
   Housing Mortgage - B-3 5.65% 10/1/28 .............   3,880,000     4,049,401
Colorado Housing Finance Authority - Multifamily
   Industrial Mortgage - C-3 5.70% 10/1/21 ..........   3,205,000     3,283,683
Colorado Housing Finance Authority - Multifamily
   Series A-3 6.25% 10/1/26 .........................   8,530,000     9,228,181
Colorado Housing Finance Authority - Multifamily
   Series A-3 (FHA) 5.85% 10/1/28 ...................   4,000,000     4,256,200
Colorado Housing Finance Authority - Multifamily
   Series C-3 6.10% 10/1/28 .........................   4,120,000     4,434,603
Colorado Housing Finance Authority - Single Family
   Housing Series A-2 7.15% 11/1/14 .................   1,510,000     1,727,365
Colorado Housing Finance Authority - Single Family
   Housing Series A-3 7.45% 11/1/27 .................   2,500,000     2,834,975
Colorado Housing Finance Authority - Single Family
   Housing Series C-2 7.10% 5/1/15 ..................   1,260,000     1,435,720
Colorado Housing Finance Authority - Single Family
   Housing Project Series C-2 7.45% 6/1/17 ..........     780,000       860,644
Colorado Housing Finance Authority - Single Family
   Mortgage (FHA) 7.50% 11/1/24 .....................   2,365,000     2,595,540
Colorado State-Single Family Housing Authority
   Senior Revenue 7.10% 6/1/14 ......................     920,000     1,045,230
Eaglebend, Colorado Affordable Housing Corporate
   Multifamily Revenue Housing Project
   Series A 6.20% 7/1/12 ............................   1,000,000     1,064,850
Eaglebend, Colorado Affordable Housing Corporate
   Multifamily Revenue Housing Project
   Series A 6.40% 7/1/17 ............................   1,000,000     1,069,230
Eaglebend, Colorado Affordable Housing Corporate
   Multifamily Revenue Housing Project
   Series A 6.45% 7/1/21 ............................   1,000,000     1,069,060
Englewood Multifamily Marks Apartments Series B
   6.00% 12/15/18 ...................................   8,950,000     9,263,698
Englewood Multifamily Marks Apartments Series 96
   6.65% 12/1/26 ....................................   5,700,000     6,217,959
Pueblo County Single Family Mortgage Revenue Series
   1994A (GNMA) 7.05% 11/1/27 .......................   3,320,000     3,671,654
                                                                   ------------
                                                                     87,051,940
                                                                   ------------
LEASE/CERTIFICATE OF PARTICIPATION - 6.43%
Avon, Colorado Certificates of Participation
   5.00% 12/1/18 ....................................   1,700,000     1,701,326
Colorado Post Secondary Education Auraria Fund
   Project (FGIC) 6.00% 9/1/15 ......................   1,000,000     1,085,410
Conejos & Alamosa Counties, Colorado School
   District Certificates of Participation
   6.50% 4/1/11 .....................................   1,780,000     1,877,918
Greeley Building Authority 6.10% 8/15/16 ............   2,600,000     2,806,206

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                        ---------     -------
MUNICIPAL BONDS (CONTINUED)
LEASE/CERTIFICATE OF PARTICIPATION (CONTINUED)
Jefferson County, Colorado Certificates of
   Participation 5.233% 12/1/09 ..................... $10,000,000   $10,630,300
Larimer County, Colorado School District
   Number R1 Poudre Certificates of Participation
   5.00% 12/1/17 ....................................     250,000       249,368
Moffat County, Colorado Certificates of Participation
   Public Safety Center Project 5.125% 6/1/23 .......     750,000       755,183
Pueblo County School District
   Pueblo Certificate of Participation
   5.358% 12/1/10 ...................................   4,440,000     4,691,215
                                                                   ------------
                                                                     23,796,926
                                                                   ------------
POWER AUTHORITY REVENUE BONDS - 3.11%
Platte River Power Authority Series BB
   6.125% 6/1/14 ....................................   5,000,000     5,302,550
Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 .....................................   6,500,000     6,219,915
                                                                   ------------
                                                                     11,522,465
                                                                   ------------
*PRE-REFUNDED BONDS - 0.49%
Auraria Higher Education Center Fee(AMBAC)
   6.50% 5/1/12-01 ..................................   1,680,000     1,813,946
                                                                   ------------
                                                                      1,813,946
                                                                   ------------
TRANSPORTATION REVENUE BONDS - 6.46%
Arapahoe County Capital Improvement E-470
   7.00% 8/31/26 ....................................  10,000,000    11,973,900
Arapahoe County Vehicle Reg E-470 (MBIA)
   6.15% 8/31/26 ....................................   8,530,000     9,499,264
Denver City & County Airport Revenue
   (MBIA) 5.60% 11/15/20 ............................   2,300,000     2,407,502
                                                                   ------------
                                                                     23,880,666
                                                                   ------------
WATER & SEWER REVENUE BONDS - 1.49%
Centennial County Water & Sanitary District Revenue
   6.00% 12/1/15 (LOC - Swiss Bank) .................   4,000,000     4,396,080
Westminster Water & Sewer Utility Revenue
   (AMBAC) 6.25% 12/1/14 ............................   1,000,000     1,098,830
                                                                   ------------
                                                                      5,494,910
                                                                   ------------
OTHER REVENUE BONDS - 9.50%
Aurora Saddle Rock Golf Course 6.20% 12/1/15 ........   2,000,000     2,132,920
Colorado Post Secondary Education Ocean Journey
   Project 8.375% 12/1/26 ...........................   8,000,000     9,370,160
Lowry, Colorado Economic Redevelopment Authority
   7.50% 12/1/10 ....................................  13,700,000    15,601,560
Lowry, Colorado Economic Redevelopment Authority
   Revenue Series A 7.00% 12/1/10 ...................   1,400,000     1,417,248
Pueblo Urban Renewal Authority Jr Lien
   6.625% 12/1/19 ...................................   2,155,000     2,351,019
Pueblo Urban Renewal Authority Revenue
   (AMBAC) 6.15% 12/1/19 ............................   1,685,000     1,810,460
South Suburban District Golf and Ice Arena
   Facility 6.00% 11/1/15 ...........................   2,330,000     2,467,820
                                                                   ------------
                                                                     35,151,187
                                                                   ------------
Total Municipal Bonds (cost $337,354,973) ...........               365,824,758
                                                                   ------------

28 for tax-exempt income

TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.89%
   (COST $337,354,973) ........................................... $365,824,758
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.11% ..........    4,096,633
                                                                   ------------
NET ASSETS APPLICABLE TO 32,132,851 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ........................ $369,921,391
                                                                   ============

NET ASSET VALUE - TAX-FREE COLORADO FUND A CLASS
   ($357,126,876 / 31,021,686 SHARES) .................................  $11.51
                                                                         ======
NET ASSET VALUE - TAX-FREE COLORADO FUND B CLASS
   ($10,726,213 / 931,564 SHARES) .....................................  $11.51
                                                                         ======
NET ASSET VALUE - TAX-FREE COLORADO FUND C CLASS
   ($2,068,302 / 179,601 SHARES) ......................................  $11.52
                                                                         ======
----------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
 FGIC - Insured by the Financial Guaranty Insurance Company
  FHA - Insured by the Federal Housing Authority
 GNMA - Insured by the Government National Mortgage Association
  LOC - Swiss Bank - Letter of Credit by Swiss Bank of New York MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
   Colorado Fund A Class, 1,000,000,000 shares allocated to
   Tax-Free Colorado Fund B Class, and 1,000,000,000 shares
   allocated to Tax-Free Colorado Fund C Class ................... $344,585,493
Accumulated net realized loss on investments .....................   (3,133,887)
Net unrealized appreciation of investments .......................   28,469,785
                                                                   ------------
Total Net Assets ................................................. $369,921,391
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE COLORADO FUND A CLASS
Net asset value A class (A) ............................................ $11.51
Sales charge (3.75% of offering price or 3.91% of amount invested
   per share) (B) ......................................................   0.45
                                                                         ------
Offering price ......................................................... $11.96
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Colorado Fund Class A.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                        ---------     -------
MUNICIPAL BONDS - 98.88%
GENERAL OBLIGATION BONDS - 3.96%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ...................................... $1,000,000    $  923,930
                                                                    -----------
                                                                        923,930
                                                                    -----------
HIGHER EDUCATION REVENUE BONDS - 0.43%
New Mexico State University Refunding &
   Improvement 5.00% 4/1/17 ..........................    100,000       100,374
                                                                    -----------
                                                                        100,374
                                                                    -----------
HOSPITAL REVENUE BONDS - 4.73%
State Hospital Equipment Memorial Medical Center
   Project 6.40% 6/1/16 ..............................  1,000,000     1,102,530
                                                                    -----------
                                                                      1,102,530
                                                                    -----------
HOUSING REVENUE BONDS - 31.10%
Carlsbad, New Mexico Housing Multifamily Revenue -
   Colonial Hillcrest 7.375% 8/1/27 ..................  1,000,000     1,068,480
New Mexico Mortgage Finance Authority
   Series 1994B 6.75% 7/1/25 .........................  1,000,000     1,152,440
New Mexico Mortgage Finance Authority
   Series 1994F 6.95% 1/1/26 .........................  1,000,000     1,153,560
New Mexico Mortgage Finance Authority
   Series 1996G 6.85% 1/1/21 .........................  1,500,000     1,743,450
Santa Fe Single Family Mortgage Revenue
   6.20% 11/1/16 .....................................  1,000,000     1,072,360
Southeastern New Mexico Affordable Housing
   - Housing-Casa Hermosa Apartments
   7.25% 12/1/27 .....................................  1,000,000     1,065,510
                                                                    -----------
                                                                      7,255,800
                                                                    -----------
POLLUTION CONTROL REVENUE BOND - 9.44%
Farmington, New Mexico Pollution Control
   Public Service Company Project ACA-CBI
   6.375% 4/1/22 .....................................  1,000,000     1,108,750
Lordsburg Pollution Control 6.50% 4/1/13 .............  1,000,000     1,093,820
                                                                    -----------
                                                                      2,202,570
                                                                    -----------
*PRE-REFUNDED BONDS - 4.83%
University of New Mexico Technical Development
   Lease Revenue 6.55% 8/15/25-04 ....................  1,000,000     1,128,010
                                                                    -----------
                                                                      1,128,010
                                                                    -----------
UTILITY REVENUE BONDS - 4.68%
Los Alamos Utility System Revenue 1994A
   (FSA) 6.00% 7/1/15 ................................  1,000,000     1,091,500
                                                                    -----------
                                                                      1,091,500
                                                                    -----------
WATER & SEWER REVENUE BONDS - 4.63%
Rio Rancho Water & Wastewater Revenue
(FSA) 6.00% 5/15/22 ..................................  1,000,000     1,081,080
                                                                    -----------
                                                                      1,081,080
                                                                    -----------
OTHER REVENUE BONDS - 35.08%
Albuquerque Special Assessment #223
   6.45% 1/1/15 ......................................    780,000       781,560
Bernalillo County, New Mexico Gross Receipts
   Tax Revenue Series B 5.00% 4/1/13 .................  1,000,000     1,034,570
Bernalillo County, New Mexico Gross Receipts
   Tax Revenue 5.25% 4/1/27 ..........................  1,000,000     1,055,070
Dona Ana County Tax Refunding & Improvement
   6.00% 6/1/19 ......................................  1,000,000     1,099,870
                                                        for tax-exempt income 29


TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                        ---------     ------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Las Cruses Solid Waste Authority 6.00% 6/1/16 .........$  500,000    $  529,160
New Mexico Education Assistance Foundation
   6.65% 11/1/25 ...................................... 1,000,000     1,080,430
Puerto Rico Municipal Finance Agency Series A
   5.50% 7/1/21 .......................................   500,000       527,090
Santa Fe, New Mexico Municipal Record Complex
   Net Revenue 5.625% 12/1/23 ......................... 1,000,000       988,610
Truth Or Consequences Gross Tax Receipts
   6.30% 7/1/16 ....................................... 1,000,000     1,088,000
                                                                    -----------
                                                                      8,184,360
                                                                    -----------
Total Municipal Bonds (cost $21,266,469) ..............              23,070,154
                                                                    -----------

                                                       NUMBER OF
                                                        SHARES
                                                       ---------
SHORT-TERM INVESTMENTS - 0.13%
Norwest Advantage Municipal Money Market Fund .........  30,107          30,107
                                                                    -----------
Total Short-Term Investments (cost $30,107) ...........                  30,107
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST OF $21,296,576) - 99.01% .....................             $23,100,261
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.99%                 231,062
                                                                    -----------
NET ASSETS APPLICABLE TO 2,036,725 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .............             $23,331,323
                                                                    ===========

NET ASSET VALUE - TAX-FREE NEW MEXICO FUND A CLASS
   ($21,155,297 / 1,846,906 SHARES) ...................                  $11.45
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND B CLASS
   ($1,782,138 / 155,445 SHARES) ......................                  $11.46
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND C CLASS
   ($393,888 / 34,374 SHARES) .........................                  $11.46
                                                                         ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
FSA - Insured by the Financial Security Assurance

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $.01 par value, unlimited shares authorized
   to Tax-free New Mexico Fund .................................... $22,068,316
Accumulated net realized loss on investments ......................    (540,678)
Net unrealized appreciation of investments ........................   1,803,685
                                                                    -----------
Total net assets .................................................. $23,331,323
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE NEW MEXICO FUND A CLASS
Net asset value per share (A) .........................................  $11.45
Sales charge (3.75% of offering price or 3.93% of amount invested
   per share) (B) .....................................................    0.45
                                                                         ------
Offering Price ........................................................  $11.90
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimate amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free New Mexico Fund Class A.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                        ---------      ------
MUNICIPAL BONDS - 98.20%
GENERAL OBLIGATION BONDS - 7.18%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .......................................  $150,000      $138,590
Salt Lake County Service Area #1
   6.00% 12/15/12 .....................................   100,000       106,348
                                                                       --------
                                                                        244,938
                                                                       --------
HIGHER EDUCATION REVENUE BONDS - 25.17%
Salt Lake County, Utah College - Westminster
   College Project 5.75% 10/1/27 ......................   160,000       164,176
Southern Utah University Board of Regents
   (AMBAC) 6.35% 5/1/10 ...............................   150,000       166,445
Southern Utah University Pavilion Student Fee
   6.30% 6/1/16 .......................................   390,000       420,681
Utah State Board of Regents (MBIA)
   5.875% 7/1/21 ......................................   100,000       107,276
                                                                       --------
                                                                        858,578
                                                                       --------
HOUSING REVENUE BONDS - 25.57%
Clearfield City, Utah-Multifamily Revenue
   Federal Housing Authority
   Oakstone Apartments-A 5.75% 11/1/27 ................   150,000       153,840
Salt Lake City Multifamily Housing Authority
   6.00% 4/1/25 .......................................   100,000       103,984
Salt Lake County Housing Authority Multifamily
   Bridgeside (FHA) 6.30% 11/1/28 .....................   270,000       289,224
Utah Housing Finance Authority Single Family
   Mortgage Revenue Series 1992D-1
   6.70% 7/1/12 .......................................    85,000        90,814
Utah Housing Finance Authority Single Family
   Mortgage Revenue Series 1994C
   6.30% 7/1/16 .......................................    20,000        21,483
Utah Housing Finance Multifamily Cottonwood
   Project (FNMA) 6.30% 7/1/15 ........................   200,000       213,030
                                                                       --------
                                                                        872,375
                                                                       --------
LEASE/CERTIFICATE OF PARTICIPATION - 8.50%
Weber County, Utah Municipal Building Authority
   Lease Revenue 5.75% 12/15/19 .......................   175,000       183,194
West Valley City, Utah Municipal Building Authority
   Lease Revenue 6.00% 1/15/10 ........................   100,000       106,779
                                                                       --------
                                                                        289,973
                                                                       --------
*PRE-REFUNDED - 22.53%
Iron County School District (MBIA)
   6.50% 1/15/13-05 ...................................   100,000       113,024
Nebo, Utah School District 6.00% 6/15/18-06 ...........   200,000       218,540
Provo, Utah City School District
   6.25% 6/15/13-02 ...................................   100,000       109,838
Salt Lake City Municipal Building Authority Lease
   Revenue Series A 6.375% 10/1/12-02 .................   100,000       109,820
Utah State Board of Regents (AMBAC)
   6.30% 6/1/12-02 ....................................   100,000       109,254

30 for tax-exempt income

TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                        ---------      ------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED (CONTINUED)
Weber State University Board of Regents
   (MBIA) 6.25% 4/1/10-02 .............................  $100,000     $ 107,877
                                                                      ---------
                                                                        768,353
                                                                      ---------
WATER & SEWER REVENUE BONDS - 9.25%
Puerto Rico Aqueduct & Sewer Authority
   5.00% 7/1/15 .......................................   100,000       100,532
White City Water District Revenue 5.90% 2/1/22 ........   200,000       214,852
                                                                      ---------
                                                                        315,384
                                                                      ---------
Total Municipal Bonds (cost $3,110,915)                               3,349,601
                                                                      ---------

                                                        NUMBER
                                                       OF SHARES
                                                       ---------
SHORT TERM INVESTMENTS - 0.62%
Norwest Advantage Municipal Money Market Fund .........  21,259          21,259
                                                                      ---------
Total Short Term Investments (cost $21,259 ) ..........                  21,259
                                                                      ---------

TOTAL MARKET VALUE OF SECURITIES - 98.82%
   (COST $3,132,174) ..............................................  $3,370,860
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.18% .....................................      40,262
                                                                     ----------
NET ASSETS APPLICABLE TO 298,036 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .........................  $3,411,122
                                                                     ==========

NET ASSET VALUE - TAX-FREE UTAH FUND A CLASS
   ($2,803,139 / 244,926 SHARES) ......................................  $11.44
                                                                         ======
NET ASSET VALUE - TAX-FREE UTAH FUND B CLASS
   ($607,983 / 53,110 SHARES) .........................................  $11.45
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31,1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free Utah Fund A Class and 1,000,000,000
   shares allocated to Tax-Free Utah Fund B Class .................. $3,175,729
Accumulated net realized loss on investments .......................     (3,293)
Net unrealized appreciation of investments .........................    238,686
                                                                     ----------
Total Net Assets ................................................... $3,411,122
                                                                     ==========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Administration
FNMA  - Insured by the Federal National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE UTAH FUND A CLASS
Net asset value A class (A) ............................................ $11.44
Sales charge (3.75% of offering price or 3.93% of amount invested
   per share) (B) ......................................................   0.45
                                                                         ------
Offering price ......................................................... $11.89
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Utah Fund Class A.

                             See accompanying notes
                                                        for tax-exempt income 31


STATEMENTS OF OPERATIONS

                                                         VOYAGEUR MUTUAL FUNDS, INC.           VOYAGEUR INSURED FUNDS, INC.
                                                                  TAX-FREE                            TAX-FREE ARIZONA
                                                                ARIZONA FUND                           INSURED FUND
                                                        ------------------------------         -------------------------------
                                                        EIGHT MONTHS          YEAR              EIGHT MONTHS          YEAR
                                                           ENDED              ENDED                ENDED              ENDED
                                                          8/31/98           12/31/97              8/31/98            12/31/97
INVESTMENT INCOME:
Interest .........................................       $583,818           $832,937          $6,845,631            $11,446,838
                                                         --------           --------          ----------            -----------

EXPENSES:
Management fees                                            53,250             70,527             619,756                993,505
Dividend disbursing and transfer agent fees
   and expenses .................................           8,762             13,100              59,920                161,643
Distribution expense ............................          49,193             64,168             334,137                378,964
Registration fees ...............................           6,166              9,125               5,720                  8,373
Reports and statements to shareholders ..........           3,394              3,700              36,400                 35,611
Accounting and administration ...................           5,124              5,467              48,400                 73,936
Professional fees ...............................           2,024             10,203              11,066                 18,997
Custodian fees and expenses .....................           2,384              3,265               5,880                 46,359
Directors' fees .................................             474                806               5,200                  6,746
Taxes (other than taxes on income) ..............             790                 --              14,096                     --
Other ...........................................           3,729                 --               7,313                 68,964
                                                         --------           --------          ----------            -----------
                                                          135,290            180,361           1,147,888              1,793,098
Less expenses absorbed or waived ................         (61,175)           (84,332)            (84,110)               (97,576)
                                                         --------           --------          ----------            -----------
Total operating expenses
   (before interest expense) ....................          74,115             96,029           1,063,778              1,695,522
                                                         --------           --------          ----------            -----------
Interest expense ................................              --                 --               1,094                     --
                                                         --------           --------          ----------            -----------
Total expenses ..................................          74,115             96,029           1,064,872              1,695,522
                                                         --------           --------          ----------            -----------
NET INVESTMENT INCOME ...........................         509,703            736,908           5,780,759              9,751,316
                                                         --------           --------          ----------            -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investment transactions ....         155,402            174,893             881,946              2,190,476
Net change in unrealized
   appreciation/depreciation of investments .....          90,918            437,873             506,964              4,860,331
                                                         --------           --------          ----------            -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ...............................         246,320            612,766           1,388,910              7,050,807
                                                         --------           --------          ----------            -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................        $756,023         $1,349,674          $7,169,669            $16,802,123
                                                         ========         ==========          ==========            ===========

                               (RESTUBBED TABLE)


                                                         VOYAGEUR MUTUAL FUNDS, INC.             VOYAGEUR INVESTMENT TRUST
                                                                  TAX-FREE                          TAX-FREE CALIFORNIA
                                                              CALIFORNIA FUND                          INSURED FUND
                                                        ------------------------------         -------------------------------
                                                        EIGHT MONTHS          YEAR              EIGHT MONTHS          YEAR
                                                           ENDED              ENDED                ENDED              ENDED
                                                          8/31/98           12/31/97              8/31/98            12/31/97
INVESTMENT INCOME:
Interest                                                 $469,232           $278,329          $1,231,313             $2,043,743
                                                         --------           --------          ----------             ----------
EXPENSES:
Management fees .................................          44,783             25,285             109,350                174,890
Dividend disbursing and transfer agent fees
   and expenses .................................           8,450              7,466              11,600                 39,072
Distribution expense ............................          60,727             31,550              89,706                122,935
Registration fees ...............................           4,195              1,941               2,290                  4,499
Reports and statements to shareholders ..........           5,973              1,624              12,720                 20,532
Accounting and administration ...................           3,498              2,387               8,800                 11,984
Professional fees ...............................           1,705              7,974               2,064                 12,009
Custodian fees and expenses .....................           2,300              1,549               2,250                  6,042
Directors' fees .................................             422                542               1,720                  1,083
Taxes (other than taxes on income) ..............             695                 --                 605                     --
Other ...........................................           2,563                 --                 310                     --
                                                         --------           --------          ----------             ----------
                                                          135,311             80,318             241,415                393,046
Less expenses absorbed or waived ................         (76,468)           (53,667)             (1,086)                (9,546)
                                                         --------           --------          ----------             ----------
Total operating expenses
   (before interest expense) ....................          58,843             26,651             240,329                383,500
                                                         --------           --------          ----------             ----------
Interest expense ................................              --                 --                  93                     --
                                                         --------           --------          ----------             ----------
Total expenses ..................................          58,843             26,651             240,422                383,500
                                                         --------           --------          ----------             ----------
NET INVESTMENT INCOME ...........................         410,389            251,678             990,891              1,660,243
                                                         --------           --------          ----------             ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investment transactions ....          29,399             28,148             161,093                654,098
Net change in unrealized
   appreciation/depreciation of investments .....         252,698            362,074             306,484                902,169
                                                         --------           --------          ----------             ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ...............................         282,097            390,222             467,577              1,556,267
                                                         --------           --------          ----------             ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................        $692,486           $641,900          $1,458,468             $3,216,510
                                                         ========           ========          ==========             ==========


                             See accompanying notes

32 for tax-exempt income


STATEMENTS OF OPERATIONS (CONTINUED)

                                                                     VOYAGEUR MUTUAL FUNDS II, INC.     VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE                           TAX-FREE
                                                                            COLORADO FUND                    NEW MEXICO FUND
                                                                     ------------------------------     --------------------------
                                                                       EIGHT MONTHS       YEAR           EIGHT MONTHS       YEAR
                                                                           ENDED         ENDED             ENDED           ENDED
                                                                          8/31/98       12/31/97          8/31/98         12/31/97
INVESTMENT INCOME:
Interest ............................................................  $14,068,465      $21,727,112       $853,093       $1,234,337
                                                                       -----------      -----------     ----------       ----------

EXPENSES:
Management fees .....................................................    1,229,144        1,787,177         73,889          102,892
Dividend disbursing and transfer agent fees and expenses ............      186,968          273,346         13,639           22,501
Distribution expense ................................................      664,649          690,596         45,131           39,860
Registration fees ...................................................        4,286           13,322          7,550            4,203
Reports and statements to shareholders ..............................       16,648           80,191          7,897           13,493
Accounting and administration .......................................      102,524          128,741          5,766            7,726
Professional fees ...................................................       13,293           30,009          3,215           14,271
Custodian fees and expenses .........................................        5,595           44,372          4,488           10,106
Directors' fees .....................................................        6,486           12,074            501              705
Taxes (other than taxes on income) ..................................       17,000               --          2,000               --
Other ...............................................................       53,112           94,264         11,980            6,782
                                                                       -----------      -----------     ----------       ----------
                                                                         2,299,705        3,154,092        176,056          222,539
Less expenses absorbed or waived ....................................     (225,825)        (178,191)       (20,885)          (9,442)
                                                                       -----------      -----------     ----------       ----------
Total operating expenses (before interest expense) ..................    2,073,880        2,975,901        155,171          213,097
                                                                       -----------      -----------     ----------       ----------
Interest expense ....................................................           --               --             --               --
                                                                       -----------      -----------     ----------       ----------
Total expenses ......................................................    2,073,880        2,975,901        155,171          213,097
                                                                       -----------      -----------     ----------       ----------
NET INVESTMENT INCOME ...............................................   11,994,585       18,751,211        697,922        1,021,240
                                                                       -----------      -----------     ----------       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions ........................    1,633,238        4,504,945         77,783          272,561
Net change in unrealized appreciation/depreciation of investments ...    2,760,702       15,302,638        261,566          651,320
                                                                       -----------      -----------     ----------       ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................    4,393,940       19,807,583        339,349          923,881
                                                                       -----------      -----------     ----------       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................  $16,388,525      $38,558,794     $1,037,271       $1,945,121
                                                                       ===========      ===========     ==========       ==========

                               (RESTUBBED TABLE)

                                                                         VOYAGEUR INVESTMENT TRUST
                                                                                 TAX-FREE
                                                                                  UTAH FUND
                                                                         ---------------------------
                                                                         EIGHT MONTHS         YEAR
                                                                             ENDED            ENDED
                                                                            8/31/98         12/31/97
INVESTMENT INCOME:
Interest ............................................................     $137,033          $228,407
                                                                          --------          --------


EXPENSES:
Management fees .....................................................       12,120            19,497
Dividend disbursing and transfer agent fees and expenses ............        5,076            35,071
Distribution expense ................................................        8,982             8,553
Registration fees ...................................................        1,785            30,523
Reports and statements to shareholders ..............................          295             9,679
Accounting and administration .......................................        1,070             1,292
Professional fees ...................................................          440            17,237
Custodian fees and expenses .........................................        1,017             2,088
Directors' fees .....................................................          483             1,653
Taxes (other than taxes on income) ..................................          142                --
Other ...............................................................           --                --
                                                                          --------          --------
                                                                            31,410           125,593
Less expenses absorbed or waived ....................................       (9,998)          (94,656)
                                                                          --------          --------
Total operating expenses (before interest expense) ..................       21,412            30,937
                                                                          --------          --------
Interest expense ....................................................           --                --
                                                                          --------          --------
Total expenses ......................................................       21,412            30,937
                                                                          --------          --------
NET INVESTMENT INCOME ...............................................      115,621           197,470
                                                                          --------          --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions ........................       33,973            57,047
Net change in unrealized appreciation/depreciation of investments ...          270           111,041
                                                                          --------          --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................       34,243           168,088
                                                                          --------          --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................     $149,864          $365,558
                                                                          ========          ========

                             See accompanying notes
                                                        for tax-exempt income 33


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             VOYAGEUR MUTUAL FUNDS, INC.
                                                                                                      TAX-FREE
                                                                                                    ARIZONA FUND
                                                                                 -------------------------------------------------
                                                                                 EIGHT MONTHS          YEAR                YEAR
                                                                                     ENDED             ENDED               ENDED
                                                                                     8/31/98          12/31/97           12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..........................................................    $509,703          $736,908           $585,918
Net realized gain (loss) on investment transactions ............................     155,402           174,893             43,350
Net change in unrealized appreciation/depreciation of investments ..............      90,918           437,873             48,393
                                                                                 -----------       -----------        -----------
Net increase in net assets resulting from operations ...........................     756,023         1,349,674            677,661
                                                                                 -----------       -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................................................    (379,267)         (558,716)          (458,456)
   B Class .....................................................................    (115,992)         (170,145)          (126,098)
   C Class .....................................................................     (14,444)           (8,986)            (1,140)
Net realized gain on investment transactions:
   A Class .....................................................................    (107,048)          (14,835)           (32,110)
   B Class .....................................................................     (42,698)           (5,249)           (11,166)
   C Class .....................................................................      (5,585)             (446)               (74)
                                                                                 -----------       -----------        -----------
                                                                                    (665,034)         (758,377)          (629,044)
                                                                                 -----------       -----------        -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................................................   2,294,187         1,713,483          4,078,229
   B Class .....................................................................   1,591,094         1,398,191          1,938,750
   C Class .....................................................................     289,341           294,389              1,991
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:
   A Class .....................................................................     263,816           318,925            255,437
   B Class .....................................................................      82,739            93,785             71,011
   C Class .....................................................................       7,823             1,725              1,371
                                                                                 -----------       -----------        -----------
                                                                                   4,529,000         3,820,498          6,346,789
                                                                                 -----------       -----------        -----------
Cost of shares repurchased:
   A Class .....................................................................  (1,364,588)       (1,297,760)          (821,165)
   B Class .....................................................................    (453,826)       (1,423,141)          (179,787)
   C Class .....................................................................        (371)               --             (7,414)
                                                                                 -----------       -----------        -----------
                                                                                  (1,818,785)       (2,720,901)       (1,008,366)
                                                                                 -----------       -----------        -----------
Increase (decrease) in net assets derived from capital share transactions ......   2,710,215         1,099,597          5,338,423
                                                                                 -----------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................   2,801,204         1,690,894          5,387,040

NET ASSETS:
Beginning of period ............................................................  14,959,325        13,268,431          7,881,391
                                                                                 -----------       -----------        -----------
End of period .................................................................. $17,760,529       $14,959,325        $13,268,431
                                                                                 ===========       ===========        ===========

                               (RESTUBBED TABLE)

                                                                                          VOYAGEUR INSURED FUNDS, INC.
                                                                                               TAX-FREE ARIZONA
                                                                                                 INSURED FUND
                                                                                   --------------------------------------------
                                                                                   EIGHT MONTHS       YEAR              YEAR
                                                                                      ENDED           ENDED             ENDED
                                                                                     8/31/98        12/31/97          12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..........................................................  $5,780,759        $9,751,316        $10,932,538
Net realized gain (loss) on investment transactions ............................     881,946         2,190,476             10,306
Net change in unrealized appreciation/depreciation of investments ..............     506,964         4,860,331         (2,489,648)
                                                                                 -----------      ------------       ------------
Net increase in net assets resulting from operations ...........................   7,169,669        16,802,123          8,453,196
                                                                                 -----------      ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................................................  (5,658,934)       (9,694,062)       (10,689,424)
   B Class .....................................................................    (109,233)         (146,915)          (104,095)
   C Class .....................................................................     (17,906)          (22,575)           (21,813)
Net realized gain on investment transactions:
   A Class .....................................................................          --                --                 --
   B Class .....................................................................          --                --                 --
   C Class .....................................................................          --                --                 --
                                                                                 -----------      ------------       ------------
                                                                                  (5,786,073)       (9,863,552)       (10,815,332)
                                                                                 -----------      ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................................................   5,611,502         8,703,489         12,580,493
   B Class .....................................................................   1,473,923         1,626,775          1,108,948
   C Class .....................................................................     109,022           260,791            369,065
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:
   A Class .....................................................................   2,372,653         4,127,147          4,229,553
   B Class .....................................................................      59,207            80,590             60,679
   C Class .....................................................................      10,470            14,987             19,176
                                                                                 -----------      ------------       ------------
                                                                                   9,636,777        14,813,779         18,367,914
                                                                                 -----------      ------------       ------------
Cost of shares repurchased:
   A Class ..................................................................... (16,505,481)      (42,377,224)       (43,310,737)
   B Class .....................................................................    (444,337)       (1,306,416)          (107,429)
   C Class .....................................................................    (173,611)         (172,902)          (367,793)
                                                                                 -----------      ------------       ------------
                                                                                 (17,123,429)      (43,856,542)       (43,785,959)
                                                                                 -----------      ------------       ------------
Increase (decrease) in net assets derived from capital share transactions ......  (7,486,652)      (29,042,763)       (25,418,045)
                                                                                 -----------      ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................  (6,103,056)      (22,104,192)       (27,780,181)

NET ASSETS:
Beginning of period ............................................................ 190,818,171       212,922,363        240,702,544
                                                                                 -----------      ------------       ------------
End of period .................................................................. 184,715,115      $190,818,171       $212,922,363
                                                                                 ===========      ============       ============

                             See accompanying notes

34 for tax-exempt income


                                                                                              VOYAGEUR MUTUAL FUNDS, INC.
                                                                                                      TAX-FREE
                                                                                                  CALIFORNIA FUND
                                                                                 -------------------------------------------------
                                                                                 EIGHT MONTHS           YEAR               YEAR
                                                                                     ENDED              ENDED              ENDED
                                                                                    8/31/98           12/31/97            12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..........................................................    $410,389          $251,678            $82,955
Net realized gain (loss) on investment transactions ............................      29,399            28,148              6,790
Net change in unrealized appreciation/depreciation of investments ..............     252,698           362,074             (5,178)
                                                                                 -----------       -----------         ----------
Net increase in net assets resulting from operations ...........................     692,486           641,900             84,567
                                                                                 -----------       -----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................................................    (185,500)         (114,672)           (65,255)
   B Class .....................................................................    (216,553)         (132,136)           (15,447)
   C Class .....................................................................      (9,470)           (5,490)            (2,008)
Net realized gain on investment transactions:
   A Class .....................................................................          --           (11,448)            (4,321)
   B Class .....................................................................          --           (17,988)            (2,191)
   C Class .....................................................................          --              (547)              (278)
                                                                                 -----------       -----------         ----------
                                                                                    (411,523)         (282,281)           (89,500)
                                                                                 -----------       -----------         ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................................................   7,665,910         3,495,750          1,024,962
   B Class .....................................................................   3,442,847         4,742,287            525,960
   C Class .....................................................................     647,866            88,101             90,000
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:
   A Class .....................................................................     123,356            83,762             52,929
   B Class .....................................................................      59,437            41,269                427
   C Class .....................................................................       6,823             6,496              1,646
                                                                                 -----------       -----------         ----------
                                                                                  11,946,239         8,457,665          1,695,924
                                                                                 -----------       -----------         ----------
Cost of shares repurchased:
   A Class .....................................................................    (716,972)         (553,808)          (858,534)
   B Class .....................................................................    (244,052)          (79,383)                --
   C Class .....................................................................          --           (86,695)                --
                                                                                 -----------       -----------         ----------
                                                                                    (961,024)         (719,886)          (858,534)
                                                                                 -----------       -----------         ----------
Increase (decrease) in net assets derived from capital share transactions ......  10,985,215         7,737,779            837,390
                                                                                 -----------       -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................  11,266,178         8,097,398            832,457

NET ASSETS:
Beginning of period ............................................................  10,069,875         1,972,477          1,140,020
                                                                                 -----------       -----------         ----------
End of period .................................................................. $21,336,053       $10,069,875         $1,972,477
                                                                                 ===========       ===========         ==========

                               (RESTUBBED TABLE)

                                                                                              VOYAGEUR INVESTMENT TRUST
                                                                                                 TAX-FREE CALIFORNIA
                                                                                                   INSURED FUND
                                                                                  ------------------------------------------------
                                                                                   EIGHT MONTHS        YEAR               YEAR
                                                                                      ENDED            ENDED              ENDED
                                                                                     8/31/98          12/31/97           12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..........................................................    $990,891        $1,660,243         $1,911,564
Net realized gain (loss) on investment transactions ............................     161,093           654,098            (58,669)
Net change in unrealized appreciation/depreciation of investments ..............     306,484           902,169           (562,705)
                                                                                 -----------       -----------        -----------
Net increase in net assets resulting from operations ...........................   1,458,468         3,216,510          1,290,190
                                                                                 -----------       -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................................................    (806,070)       (1,392,469)        (1,598,282)
   B Class .....................................................................    (172,316)         (281,777)          (292,092)
   C Class .....................................................................     (12,505)           (4,187)            (3,096)
Net realized gain on investment transactions:
   A Class .....................................................................          --                --                 --
   B Class .....................................................................          --                --                 --
   C Class .....................................................................          --                --                 --
                                                                                 -----------       -----------        -----------
                                                                                    (990,891)       (1,678,433)        (1,893,470)
                                                                                 -----------       -----------        -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................................................   4,379,503         1,433,773          4,431,420
   B Class .....................................................................     436,113           663,450          1,008,305
   C Class .....................................................................     112,596           411,903            601,996
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:
   A Class .....................................................................     333,066           600,374            618,501
   B Class .....................................................................      59,832           115,298            101,866
   C Class .....................................................................       2,457             3,770              2,265
                                                                                 -----------       -----------        -----------
                                                                                   5,323,567         3,228,568          6,764,353
                                                                                 -----------       -----------        -----------
Cost of shares repurchased:
   A Class .....................................................................  (3,431,124)       (6,896,123)        (7,836,755)
   B Class .....................................................................    (626,734)       (1,165,654)          (336,230)
   C Class .....................................................................    (136,546)               --           (607,218)
                                                                                 -----------       -----------        -----------
                                                                                  (4,194,404)       (8,061,777)        (8,780,203)
                                                                                 -----------       -----------        -----------
Increase (decrease) in net assets derived from capital share transactions ......   1,129,163        (4,833,209)        (2,015,850)
                                                                                 -----------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................   1,596,740        (3,295,132)        (2,619,130)

NET ASSETS:
Beginning of period ............................................................  34,028,062        37,323,194         39,942,324
                                                                                 -----------       -----------        -----------
End of period .................................................................. $35,624,802       $34,028,062        $37,323,194
                                                                                 ===========       ===========        ===========

                             See accompanying notes
                                                        for tax-exempt income 35

                                                    Voyageur Mutual Funds II, Inc.           Voyageur Investment Trust
                                                        Tax-Free Colorado Fund                Tax-Free New Mexico Fund
                                            ------------------------------------------    ----------------------------------------
                                             Eight Months        Year        Year         Eight Months     Year           Year
                                                Ended           Ended        Ended           Ended        Ended           Ended
                                               8/31/98         12/31/97     12/31/96        8/31/98      12/31/97        12/31/96
INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS:
Net investment income ...................   $11,994,585     $18,751,211    $19,646,268      $697,922     $1,021,240    $1,084,569
Net realized gain (loss) on
   investment transactions ..............     1,633,238       4,504,945        133,826        77,783        272,561        (6,878)
Net change in unrealized
   appreciation/depreciation
   of investments .......................     2,760,702      15,302,638     (5,488,422)      261,566        651,320      (241,314)
                                           ------------    ------------   ------------   -----------    -----------   -----------
Net increase in net assets
   resulting from operations ............    16,388,525      38,558,794     14,291,672     1,037,271      1,945,121       836,377
                                           ------------    ------------   ------------   -----------    -----------   -----------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................   (11,694,571)    (18,996,568)   (18,915,160)     (651,989)      (994,922)   (1,036,927)
   B Class ..............................      (248,074)       (263,048)      (109,036)      (36,725)       (38,815)      (27,156)
   C Class ..............................       (51,940)        (73,064)       (59,059)       (9,208)       (12,451)       (5,150)

Net realized gain on
   investment transactions:
   A Class ..............................            --              --             --            --             --            --
   B Class ..............................            --              --             --            --             --            --
   C Class ..............................            --              --             --            --             --            --
                                           ------------    ------------   ------------   -----------    -----------   -----------
                                            (11,994,585)    (19,332,680)   (19,083,255)     (697,922)    (1,046,188)   (1,069,233)
                                           ------------    ------------   ------------   -----------    -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................    20,124,058      24,861,682     21,914,760     2,755,802      1,142,996     2,700,528
   B Class ..............................     2,827,447       3,577,245      3,017,003       672,097        316,181       362,012
   C Class ..............................       653,282         556,067        784,158        65,066         96,958       344,523
Net asset value of shares issued upon
   reinvestment of dividends from
   net investment income and net
   realized gain on investment
   transactions:
   A Class ..............................     7,480,101      12,735,946     12,151,368       348,247        546,725       424,981
   B Class ..............................       187,098         223,373         68,715        21,510         22,585        14,983
   C Class ..............................        45,159          68,964         49,099         8,588         12,667         4,197
                                           ------------    ------------   ------------   -----------    -----------   -----------
                                             31,317,145      42,023,277     37,985,103     3,871,310      2,138,112     3,851,224
                                           ------------    ------------   ------------   -----------    -----------   -----------
Cost of shares repurchased:
   A Class ..............................   (32,727,131)    (56,711,281)   (63,749,843)   (1,217,766)    (3,709,704)   (4,156,051)
   B Class ..............................      (200,239)       (535,127)      (567,194)           (6)      (109,361)     (186,300)
   C Class ..............................      (350,446)       (537,497)      (354,884)           --       (148,298)      (15,000)
                                           ------------    ------------   ------------   -----------    -----------   -----------
                                            (33,277,816)    (57,783,905)   (64,671,921)   (1,217,772)    (3,967,363)   (4,357,351)
                                           ------------    ------------   ------------   -----------    -----------   -----------
Increase (decrease) in net assets
   derived from capital
   share transactions ...................    (1,960,671)    (15,760,628)   (26,686,818)    2,653,538     (1,829,251)     (506,127)
                                           ------------    ------------   ------------   -----------    -----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ........................     2,433,269       3,465,486    (31,478,401)    2,992,887       (930,318)     (738,983)

NET ASSETS:
Beginning of period .....................   367,488,122     364,022,636    395,501,037    20,338,436     21,268,754    22,007,737
                                           ------------    ------------   ------------   -----------    -----------   -----------
End of period ...........................  $369,921,391    $367,488,122   $364,022,636   $23,331,323    $20,338,436   $21,268,754
                                           ============    ============   ============   ===========    ===========   ===========

                               (RESTUBBED TABLE)

                                                     Voyageur Investment Trust
                                                        Tax-Free Utah Fund
                                              ---------------------------------------
                                              Eight Months      Year         Year
                                                Ended          Ended         Ended
                                               8/31/98       12/31/97       12/31/96
INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS:
Net investment income ...................      $115,621      $197,470       $222,176
Net realized gain (loss) on
   investment transactions ..............        33,973        57,047        (22,702)
Net change in unrealized
   appreciation/depreciation
   of investments .......................           270       111,041        (61,332)
                                             ----------    ----------     ----------
Net increase in net assets
   resulting from operations ............       149,864       365,558        138,142
                                             ----------    ----------     ----------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................       (99,545)     (178,847)      (206,175)
   B Class ..............................       (16,076)      (20,903)       (16,604)
   C Class ..............................            --            --             --

Net realized gain on
   investment transactions:
   A Class ..............................            --            --             --
   B Class ..............................            --            --             --
   C Class ..............................            --            --             --
                                             ----------    ----------     ----------
                                               (115,621)     (199,750)      (222,779)
                                             ----------    ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................       114,506       199,784        181,975
   B Class ..............................        32,104       133,701         25,000
   C Class ..............................            --            --             --
Net asset value of shares issued upon
   reinvestment of dividends from
   net investment income and net
   realized gain on investment
   transactions:
   A Class ..............................        30,175        61,141         86,770
   B Class ..............................        11,858        18,642         16,214
   C Class ..............................            --            --             --
                                             ----------    ----------     ----------
                                                188,643       413,268        309,959
                                             ----------    ----------     ----------
Cost of shares repurchased:
   A Class ..............................      (592,413)   (1,040,871)      (471,420)
   B Class ..............................            --       (15,563)            --
   C Class ..............................            --            --             --
                                             ----------    ----------     ----------
                                               (592,413)   (1,056,434)      (471,420)
                                             ----------    ----------     ----------
Increase (decrease) in net assets
   derived from capital
   share transactions ...................      (403,770)     (643,166)      (161,461)
                                             ----------    ----------     ----------
NET INCREASE (DECREASE)
   IN NET ASSETS ........................      (369,527)     (477,358)      (246,098)

NET ASSETS:
Beginning of period .....................     3,780,649     4,258,007      4,504,105
                                             ----------    ----------     ----------
End of period ...........................    $3,411,122    $3,780,649     $4,258,007
                                             ==========    ==========     ==========

                             See accompanying notes

36 for tax-exempt income


FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                              VOYAGEUR MUTUAL FUNDS, INC.
                                                                                          TAX-FREE ARIZONA FUND -- A CLASS
                                                                                    -----------------------------------------------
                                                                                     EIGHT                               PERIOD
                                                                                     MONTHS        YEAR       YEAR         FROM
                                                                                     ENDED        ENDED      ENDED    3/2/95(2) TO
                                                                                    8/31/98(1)  12/31/97(5) 12/31/96    12/31/95
Net asset value, beginning of period ..............................................  $11.140     $10.700     $10.750     $10.000

Income from investment operations:
   Net investment income ..........................................................    0.376       0.589       0.580       0.460
   Net realized and unrealized gain (loss) from investments .......................    0.170       0.455      (0.010)      0.840
                                                                                     -------     -------     -------     -------
   Total from investment operations ...............................................    0.546       1.044       0.570       1.300
                                                                                     -------     -------     -------     -------

Less dividends and distributions:
   Dividends from net investment income ...........................................   (0.376)     (0.589)     (0.580)     (0.460)
   Distributions from net realized gain on investment transactions ................   (0.100)     (0.015)     (0.040)     (0.090)
                                                                                     -------     -------     -------     -------
   Total dividends and distributions ..............................................   (0.476)     (0.604)     (0.620)     (0.550)
                                                                                     -------     -------     -------     -------
Net asset value, end of period ....................................................  $11.210     $11.140     $10.700     $10.750
                                                                                     =======     =======     =======     =======


Total Return(3)....................................................................    4.99%      10.07%       5.48%      13.27%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................................  $12,177     $10,916      $9,755      $6,225
   Ratio of expenses to average net assets ........................................    0.49%       0.48%       0.46%       0.52%(4)
   Ratio of expenses to average net assets prior to expense limitation ............    1.07%       1.08%       1.25%       1.25%(4)
   Ratio of net investment income to average net assets ...........................    5.03%       5.42%       5.43%       5.19%(4)
   Ratio of net investment income to average net assets prior to expense limitation    4.45%       4.82%       4.64%       4.46%(4)
   Portfolio turnover .............................................................      96%         39%         70%         38%

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 37


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      VOYAGEUR MUTUAL FUNDS, INC.
                                                                                   TAX-FREE ARIZONA FUND -- B CLASS
                                                                       -----------------------------------------------------
                                                                         EIGHT                                      PERIOD
                                                                         MONTHS        YEAR          YEAR           FROM
                                                                          ENDED        ENDED         ENDED         6/29/95(2)
                                                                        8/31/98(1)   12/31/97(5)    12/31/96       12/31/95

Net asset value, beginning of period ................................   $11.140       $10.690        $10.740       $10.300

Income from investment operations:
   Net investment income ............................................     0.319         0.502          0.510         0.260
   Net realized and unrealized gain (loss) from investments .........     0.160         0.469         (0.010)        0.530
                                                                        -------       -------        -------       -------
   Total from investment operations .................................     0.479         0.971          0.500         0.790
                                                                        -------       -------        -------       -------
Less dividends and distributions:
   Dividends from net investment income .............................    (0.319)       (0.506)        (0.510)       (0.260)
   Distributions from net realized gain on investment transactions ..    (0.100)       (0.015)        (0.040)       (0.090)
                                                                        -------       -------        -------       -------
   Total dividends and distributions ................................    (0.419)       (0.521)        (0.550)       (0.350)
                                                                        -------       -------        -------       -------
Net asset value, end of period ......................................   $11.200       $11.140        $10.690       $10.740
                                                                        =======       =======        =======       =======

Total Return(3) .....................................................     4.38%         9.34%          4.84%         7.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................    $4,952        $3,711         $3,491        $1,629
   Ratio of expenses to average net assets ..........................     1.23%         1.22%          1.11%         0.99%(4)
   Ratio of expenses to average net assets prior to
     expense limitation .............................................     1.81%         1.82%          2.00%         2.00%(4)
   Ratio of net investment income to average net assets .............     4.29%         4.68%          4.77%         4.60%(4)
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................     3.71%         4.08%          3.88%         3.59%(4)
   Portfolio turnover ...............................................       96%           39%            70%           38%

                               (RESTUBBED TABLE)


                                                                                       VOYAGEUR MUTUAL FUNDS, INC.
                                                                                     TAX-FREE ARIZONA FUND-- C CLASS
                                                                      -----------------------------------------------------------
                                                                        EIGHT                                         PERIOD
                                                                        MONTHS          YEAR           YEAR            FROM
                                                                        ENDED           ENDED          ENDED        5/13/95(2) TO
                                                                       8/31/98(1)    12/31/97(5)      12/31/96        12/31/95

Net asset value, beginning of period ................................  $11.160        $10.710         $10.760        $10.200

Income from investment operations:
   Net investment income ............................................    0.313          0.534           0.500          0.300
   Net realized and unrealized gain (loss) from investments .........    0.176          0.437          (0.010)         0.650
                                                                       -------        -------         -------        -------
   Total from investment operations .................................    0.489          0.971           0.490          0.950
                                                                       -------        -------         -------        -------
Less dividends and distributions:
   Dividends from net investment income .............................   (0.319)        (0.506)         (0.500)        (0.300)
   Distributions from net realized gain on investment transactions ..   (0.100)        (0.015)         (0.040)        (0.090)
                                                                       -------        -------         -------        -------
   Total dividends and distributions ................................   (0.419)        (0.521)         (0.540)        (0.390)
                                                                       -------        -------         -------        -------
Net asset value, end of period ......................................  $11.230        $11.160         $10.710        $10.760
                                                                       =======        =======         =======        =======

Total Return(3) .....................................................    4.46%          9.32%           4.70%          9.43%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................     $632           $332             $23            $27
   Ratio of expenses to average net assets ..........................    1.23%          1.23%           1.21%          1.20%(4)
   Ratio of expenses to average net assets prior to
     expense limitation .............................................    1.81%          1.83%           2.00%          2.00%(4)
   Ratio of net investment income to average net assets .............    4.29%          4.67%           4.68%          4.65%(4)
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................    3.71%          4.07%           3.89%          3.85%(4)
   Portfolio turnover ...............................................      96%            39%             70%            38%

-------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

38 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    VOYAGEUR INSURED FUNDS, INC.
                                                                               TAX-FREE ARIZONA INSURED FUND -- A CLASS
                                                             -----------------------------------------------------------------------
                                                               MONTHS     YEAR          YEAR         YEAR         YEAR        YEAR
                                                               ENDED     ENDED         ENDED        ENDED        ENDED       ENDED
                                                             8/31/98(1) 12/31/97(3)   12/31/96     12/31/95    12/31/94    12/31/93
Net asset value, beginning of period .......................  $11.470     $11.060      $11.150      $9.860      $11.310     $10.710

Income from investment operations:
   Net investment income ...................................    0.358       0.548        0.530       0.540        0.550       0.580
   Net realized and unrealized gain (loss) from investments     0.080       0.416       (0.090)      1.310       (1.370)      0.740
                                                              -------     -------      -------     -------       ------     -------
   Total from investment operations ........................    0.438       0.964        0.440       1.850       (0.820)      1.320
                                                              -------     -------      -------     -------       ------     -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.358)     (0.554)      (0.530)     (0.560)      (0.530)     (0.580)
   Distributions from net realized gain on investment
      transactions .........................................       --          --           --          --       (0.040)     (0.140)
   In excess of net realized gains .........................       --          --           --          --       (0.060)         --
                                                              -------     -------      -------     -------       ------     -------
   Total dividends and distributions .......................   (0.358)     (0.554)      (0.530)     (0.560)      (0.630)     (0.720)
                                                              -------     -------      -------     -------       ------     -------
Net asset value, end of period .............................  $11.550     $11.470      $11.060     $11.150       $9.860     $11.310
                                                              =======     =======      =======     =======       ======     =======


Total Return(2) ............................................    3.88%       8.96%        4.09%      19.10%       (7.41%)     12.64%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $179,306    $186,485     $209,258    $238,114     $231,736    $263,312
   Ratio of expenses to average net assets .................    0.84%       0.84%        0.82%       0.69%        0.72%       0.59%
   Ratio of expenses to average net assets prior to
     expense limitation ....................................    0.91%       0.89%        0.95%       0.95%        0.92%       1.03%
   Ratio of net investment income to average net assets ....    4.68%       4.92%        4.89%       5.07%        5.20%       5.00%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................    4.61%       4.87%        4.76%       4.81%        5.00%       4.56%
   Portfolio turnover ......................................      21%         42%          42%         42%          25%         34%

------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 39

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR INSURED FUNDS, INC.
                                                                  TAX-FREE ARIZONA INSURED FUND -- B CLASS
                                                              --------------------------------------------------
                                                                EIGHT                                PERIOD
                                                                MONTHS       YEAR        YEAR         FROM
                                                                ENDED       ENDED       ENDED      3/10/95(2) TO
                                                             8/31/98(1)   12/31/97(5)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $11.460      $11.050       $11.140     $10.440

Income from investment operations:
   Net investment income ..................................     0.300        0.455         0.450       0.380
   Net realized and unrealized gain (loss)
     from investments .....................................     0.091        0.414        (0.090)      0.690
                                                              -------      -------       -------     -------
   Total from investment operations .......................     0.391        0.869         0.360       1.070
                                                              -------      -------       -------     -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.301)      (0.459)       (0.450)     (0.370)
   Distributions from net realized gain on
     investment transactions ..............................        --           --            --          --
   In excess of net realized gains ........................        --           --            --          --
                                                              -------      -------       -------     -------
   Total dividends and distributions ......................    (0.301)      (0.459)       (0.450)     (0.370)
                                                              -------      -------       -------     -------
Net asset value, end of period ............................   $11.550      $11.460       $11.050     $11.140
                                                              =======      =======       =======     =======

Total Return(3) ...........................................     3.46%        8.06%         3.32%      10.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $4,782       $3,657        $3,110      $2,048
   Ratio of expenses to average net assets ................     1.59%        1.65%         1.59%       1.33%(4)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.66%        1.70%         1.70%       1.60%(4)
   Ratio of net investment income to average
     net assets ...........................................     3.93%        4.11%         4.11%       4.08%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...............     3.86%        4.06%         4.00%       3.81%(4)
   Portfolio turnover .....................................       21%          42%           42%         42%

                               (RESTUBBED TABLE)


                                                                                  VOYAGEUR INSURED FUNDS, INC.
                                                                            TAX-FREE ARIZONA INSURED FUND -- C CLASS
                                                              ---------------------------------------------------------------
                                                                 EIGHT                                             PERIOD
                                                                 MONTHS       YEAR         YEAR         YEAR        FROM
                                                                 ENDED       ENDED        ENDED        ENDED    5/26/94(2) TO
                                                               8/31/98(1)  12/31/97(5)   12/31/96     12/31/95    12/31/94
Net asset value, beginning of period ......................      $11.470     $11.060      $11.150      $9.860     $10.480

Income from investment operations:
   Net investment income ..................................        0.301       0.456        0.430       0.450       0.270
   Net realized and unrealized gain (loss)
     from investments .....................................        0.090       0.414       (0.090)      1.310      (0.560)
                                                                 -------     -------      -------     -------      ------
   Total from investment operations .......................        0.391       0.870        0.340       1.760      (0.290)
                                                                 -------     -------      -------     -------      ------

Less dividends and distributions:
   Dividends from net investment income ...................       (0.301)     (0.460)      (0.430)     (0.470)     (0.250)
   Distributions from net realized gain on
     investment transactions ..............................          --           --           --         --       (0.040)
   In excess of net realized gains ........................          --           --           --         --       (0.040)
                                                                 -------     -------      -------     -------      ------
   Total dividends and distributions ......................       (0.301)     (0.460)      (0.430)     (0.470)     (0.330)
                                                                 -------     -------      -------     -------      ------
Net asset value, end of period ............................      $11.560     $11.470      $11.060     $11.150      $9.860
                                                                 =======     =======      =======     =======      ======

Total Return(3) ...........................................        3.46%       8.05%        3.18%      18.10%      (2.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................         $627        $675         $554        $541        $326
   Ratio of expenses to average net assets ................        1.59%       1.65%        1.70%       1.54%       1.50%(4)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................        1.66%       1.70%        1.70%       1.69%       1.71%(4)
   Ratio of net investment income to average
     net assets ...........................................        3.93%       4.11%        4.01%       4.18%       4.10%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...............        3.86%       4.06%        4.01%       4.03%       3.89%(4)
   Portfolio turnover .....................................          21%         42%          42%         42%         25%

------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

40 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                              VOYAGEUR MUTUAL FUNDS, INC.
                                                                                          TAX-FREE CALIFORNIA FUND -- A CLASS
                                                                                    ------------------------------------------------
                                                                                      EIGHT       PERIOD
                                                                                     MONTHS        YEAR        YEAR         FROM
                                                                                      ENDED       ENDED        ENDED    3/2/95(2) TO
                                                                                    8/31/98(1)  12/31/97(5)   12/31/96     12/31/95
Net asset value, beginning of period ..............................................  $11.050     $10.430      $10.640     $10.000

Income from investment operations:
   Net investment income ..........................................................    0.387       0.590        0.600       0.470
   Net realized and unrealized gain (loss) from investments .......................    0.163       0.665       (0.180)      0.700
                                                                                     -------     -------      -------     -------
   Total from investment operations ...............................................    0.550       1.255        0.420       1.170
                                                                                     -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...........................................   (0.380)     (0.595)      (0.600)     (0.470)
   Distributions from net realized gain on investment transactions ................       --      (0.040)      (0.030)     (0.060)
                                                                                     -------     -------      -------     -------
   Total dividends and distributions ..............................................   (0.380)     (0.635)      (0.630)     (0.530)
                                                                                     -------     -------      -------     -------
Net asset value, end of period ....................................................  $11.220     $11.050      $10.430     $10.640
                                                                                     =======     =======      =======     =======


Total Return(3)....................................................................    5.07%      12.43%        4.21%      11.97%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................................  $11,600      $4,385       $1,218      $1,012
   Ratio of expenses to average net assets ........................................    0.22%       0.13%        0.27%       0.46%(4)
   Ratio of expenses to average net assets prior to expense limitation ............    1.07%       1.19%        1.25%       1.22%(4)
   Ratio of net investment income to average net assets ...........................    5.00%       5.32%        5.71%       5.57%(4)
   Ratio of net investment income to average net assets prior to expense limitation    4.15%       4.26%        4.73%       4.81%(4)
   Portfolio turnover .............................................................      62%         17%           8%         40%

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                               TAX-FREE CALIFORNIA FUND -- B CLASS
                                                                      -------------------------------------------------
                                                                        EIGHT                              PERIOD
                                                                       MONTHS      YEAR        YEAR         FROM
                                                                        ENDED      ENDED       ENDED     8/23/95(2) TO
                                                                      8/31/98(1) 12/31/97(5)  12/31/96     12/31/95
Net asset value, beginning of period ................................ $11.080     $10.440      $10.650      $9.960

Income from investment operations:
   Net investment income ............................................   0.319       0.520        0.560       0.200
   Net realized and unrealized gain (loss) from investments .........   0.186       0.688       (0.180)      0.740
                                                                      -------     -------      -------     -------
   Total from investment operations .................................   0.505       1.208        0.380       0.940
                                                                      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .............................  (0.325)     (0.528)      (0.560)     (0.190)
   Distributions from net realized gain on investment
     transactions ...................................................      --      (0.040)      (0.030)     (0.060)
                                                                      -------     -------      -------     -------
   Total dividends and distributions ................................  (0.325)     (0.568)      (0.590)     (0.250)
                                                                      -------     -------      -------     -------
Net asset value, end of period ...................................... $11.260     $11.080      $10.440     $10.650
                                                                      =======     =======      =======     =======

Total Return(3) .....................................................   4.62%      11.91%        3.77%       9.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................  $8,962      $5,576         $660        $128
   Ratio of expenses to average net assets ..........................   0.97%       0.80%        0.50%       0.60%(4)
   Ratio of expenses to average net assets prior to
     expense limitation .............................................   1.82%       1.86%        2.00%       1.93%(4)
   Ratio of net investment income to average net assets .............   4.27%       4.65%        5.34%       5.33%(4)
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................   3.42%       3.59%        3.84%       4.00%(4)
   Portfolio turnover ...............................................     62%         17%           8%         40%


                               (RESTUBBED TABLE)

                                                                         VOYAGEUR MUTUAL FUNDS, INC.
                                                                      TAX-FREE CALIFORNIA FUND -- C CLASS
                                                                     ------------------------------------
                                                                       EIGHT                   PERIOD
                                                                       MONTHS       YEAR        FROM
                                                                       ENDED       ENDED    4/9/96(2) TO
                                                                      8/31/98(1) 12/31/97(5)   12/31/96
Net asset value, beginning of period ................................ $11.050     $10.420      $10.070

Income from investment operations:
   Net investment income ............................................   0.335       0.487        0.370
   Net realized and unrealized gain (loss) from investments .........   0.170       0.696        0.380
                                                                      -------     -------      -------
   Total from investment operations .................................   0.505       1.183        0.750
                                                                      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .............................  (0.325)     (0.513)      (0.370)
   Distributions from net realized gain on investment
     transactions ...................................................  --          (0.040)      (0.030)
                                                                      -------     -------      -------
   Total dividends and distributions ................................  (0.325)     (0.553)      (0.400)
                                                                      -------     -------      -------
Net asset value, end of period ...................................... $11.230     $11.050      $10.420
                                                                      =======     =======      =======

Total Return(3) .....................................................   4.64%      11.69%        7.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................    $774        $109          $94
   Ratio of expenses to average net assets ..........................   0.97%       0.87%        0.78%(4)
   Ratio of expenses to average net assets prior to
     expense limitation .............................................   1.82%       1.93%        2.00%(4)
   Ratio of net investment income to average net assets .............   4.27%       4.58%        5.13%(4)
   Ratio of net investment income to average net assets prior
     to expense limitation ..........................................   3.42%       3.52%        3.91%(4)
   Portfolio turnover ...............................................     62%         17%           8%

------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 41


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                              VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE CALIFORNIA INSURED FUND -- A CLASS
                                                 -----------------------------------------------------------------------------------
                                                   EIGHT                                             TWO
                                                   MONTHS     YEAR         YEAR         YEAR        MONTHS       YEAR        YEAR
                                                   ENDED      ENDED        ENDED        ENDED       ENDED        ENDED       ENDED
                                                 8/31/98(1) 12/31/97(4)  12/31/96     12/31/95    12/31/94     10/31/94    10/31/93
Net asset value, beginning of period ..........  $10.980     $10.500      $10.650      $9.330       $9.510     $11.080      $10.020

Income from investment operations:
   Net investment income ......................    0.345       0.513        0.520       0.530        0.100       0.550        0.600
   Net realized and unrealized gain (loss)
     from investments .........................    0.150       0.486       (0.150)      1.340       (0.180)     (1.520)       1.110
                                                 -------     -------      -------     -------      -------     -------      -------
   Total from investment operations ...........    0.495       0.999        0.370       1.870       (0.080)     (0.970)       1.710
                                                 -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .......   (0.345)     (0.519)      (0.520)     (0.550)      (0.090)     (0.540)      (0.600)
   Distributions from net realized gain on
     investment transactions ..................       --          --           --          --       (0.010)     (0.060)      (0.050)
                                                 -------     -------      -------     -------      -------     -------      -------
   Total dividends and distributions ..........   (0.345)     (0.519)      (0.520)     (0.550)      (0.100)     (0.600)      (0.650)
                                                 -------     -------      -------     -------      -------     -------      -------
Net asset value, end of period ................  $11.130     $10.980      $10.500     $10.650       $9.330      $9.510      $11.080
                                                 =======     =======      =======     =======      =======     =======      =======
Total Return(2)................................    4.58%       9.78%        3.63%      20.51%       (0.84%)     (8.97%)      17.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....  $28,577     $26,923      $30,551     $33,860      $27,994     $27,282      $12,509
   Ratio of expenses to average net assets ....    0.94%       0.99%        0.82%       0.70%        0.10%(3)    0.20%        0.00%
   Ratio of expenses to average net assets
     prior to expense limitation ..............    0.94%       1.02%        1.01%       1.02%        1.24%(3)    1.25%        1.25%
   Ratio of net investment income to average
      net assets ..............................    4.69%       4.85%        5.05%       5.23%        6.30%(3)    5.37%        5.26%
   Ratio of net investment income to average net
     assets prior to expense limitation .......    4.69%       4.82%        4.86%       4.91%        5.16%(3)    4.32%        4.01%
   Portfolio turnover .........................      44%         63%          55%        107%           7%         18%          24%

------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

42  for tax-exempt income


Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR INVESTMENT TRUST
                                                                TAX-FREE CALIFORNIA INSURED FUND -- B CLASS
                                                     --------------------------------------------------------------------------
                                                       EIGHT                                             TWO         PERIOD
                                                       MONTHS       YEAR        YEAR        YEAR        MONTHS        FROM
                                                       ENDED       ENDED       ENDED        ENDED       ENDED      3/1/94(2) TO
                                                     8/31/98(1)  12/31/97(5)  12/31/96     12/31/95    12/31/94      10/31/94

Net asset value, beginning of period ............    $10.990     $10.500      $10.650      $9.330       $9.510       $10.680

Income from investment operations:
   Net investment income ........................      0.290       0.457        0.480       0.500        0.080         0.310
   Net realized and unrealized gain
     (loss) from investments ....................      0.140       0.495       (0.150)      1.330       (0.170)       (1.160)
                                                     -------     -------      -------      ------       ------       -------
 Total from investment operations ...............      0.430       0.952        0.330       1.830       (0.090)       (0.850)
                                                     -------     -------      -------      ------       ------       -------

Less dividends and distributions:
   Dividends from net
     investment income ..........................     (0.290)     (0.462)      (0.480)     (0.510)      (0.080)       (0.300)
   Distributions from net realized gain on
     investment transactions ....................         --          --           --          --       (0.010)       (0.020)
                                                     -------     -------      -------      ------       ------       -------
   Total dividends and distributions ............     (0.290)     (0.462)      (0.480)     (0.510)      (0.090)       (0.320)
                                                     -------     -------      -------      ------       ------       -------
Net asset value, end of period ..................    $11.130     $10.990      $10.500     $10.650       $9.330        $9.510
                                                     =======     =======      =======     =======       ======        ======


Total Return(3)..................................      3.96%       9.29%        3.22%      20.01%       (0.92%)       (7.93%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ..............................     $6,588      $6,629       $6,717      $6,029       $2,219        $1,427
   Ratio of expenses to average
     net assets .................................      1.69%       1.53%        1.21%       1.10%        0.57%(4)      0.73%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ................      1.69%       1.56%        1.76%       1.75%        1.94%(4)      1.95%(4)
   Ratio of net investment income to
     average net assets .........................      3.94%       4.31%        4.64%       4.75%        5.54%(4)      4.82%(4)
   Ratio of net investment income to
     average net assets prior
     to expense limitation ......................      3.94%       4.28%        4.09%       4.10%        4.17%(4)      3.60%(4)
   Portfolio turnover ...........................        44%         63%          55%        107%           7%           18%


                                                                VOYAGEUR INVESTMENT TRUST
                                                        TAX-FREE CALIFORNIA INSURED FUND - C CLASS
                                                     -----------------------------------------------
                                                      EIGHT                               PERIOD
                                                      MONTHS       YEAR        YEAR        FROM
                                                      ENDED       ENDED       ENDED    4/12/95(2) TO
                                                    8/31/98(1)  12/31/97(5)  12/31/96    12/31/95


Net asset value, beginning of period ............    $10.940     $10.460     $10.650      $10.190

Income from investment operations:
   Net investment income ........................      0.289       0.485       0.440        0.250
   Net realized and unrealized gain
     (loss) from investments ....................      0.151       0.432      (0.190)       0.530
                                                     -------     -------     -------      -------
 Total from investment operations ...............      0.440       0.917       0.250        0.780
                                                     -------     -------     -------      -------

Less dividends and distributions:
   Dividends from net
     investment income ..........................     (0.290)     (0.437)     (0.440)      (0.320)
   Distributions from net realized gain on
     investment transactions ....................         --          --          --           --
                                                     -------     -------     -------      -------
   Total dividends and distributions ............     (0.290)     (0.437)     (0.440)      (0.320)
                                                     -------     -------     -------      -------
Net asset value, end of period ..................    $11.090     $10.940     $10.460      $10.650
                                                     =======     =======     =======      =======


Total Return(3)..................................      4.08%       8.98%       2.47%        7.77%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ..............................       $461        $476         $55          $53
   Ratio of expenses to average
     net assets .................................      1.69%       1.71%       1.58%        1.53%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ................      1.69%       1.74%       1.77%        1.77%(4)
   Ratio of net investment income to
     average net assets .........................      3.94%       4.13%       4.02%        4.25%(4)
   Ratio of net investment income to
     average net assets prior
     to expense limitation ......................      3.94%       4.10%       3.83%        4.01%(4)
   Portfolio turnover ...........................        44%         63%         55%         107%




----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2   Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4   Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 43

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          VOYAGEUR MUTUAL FUNDS II, INC.
                                                                        TAX-FREE COLORADO FUND -- A CLASS
                                                ------------------------------------------------------------------------------

                                                  EIGHT
                                                 MONTHS          YEAR          YEAR          YEAR         YEAR           YEAR
                                                  ENDED          ENDED         ENDED         ENDED        ENDED          ENDED
                                               8/31/98(1)     12/31/97(3)    12/31/96      12/31/95     12/31/94       12/31/93


Net asset value, beginning of period             $11.380        $10.780       $10.900        $9.530       $11.100        $10.570

Income from investment operations:
   Net investment income                           0.376          0.574         0.560         0.540         0.550          0.560
   Net realized and unrealized gain (loss)
      from investments                             0.130          0.618        (0.130)        1.380        (1.540)         0.850
                                                --------       --------      --------      --------      --------       --------
   Total from investment operations                0.506          1.192         0.430         1.920        (0.990)         1.410
                                                --------       --------      --------      --------      --------       --------

Less dividends and distributions:
   Dividends from net investment income           (0.376)        (0.592)       (0.550)       (0.550)       (0.540)        (0.560)
   Distributions from net realized gain on
      investment transactions                         --              --           --            --        (0.040)        (0.320)
                                                --------       --------      --------      --------      --------       --------
   Total dividends and distributions              (0.376)        (0.592)       (0.550)       (0.550)       (0.580)        (0.880)
                                                --------       --------      --------      --------      --------       --------
Net asset value, end of period                   $11.510        $11.380       $10.780       $10.900        $9.530        $11.100
                                                ========       ========      ========      ========      ========       ========

Total Return(2)                                    4.51%         11.40%         4.08%        20.54%        (9.12%)        13.72%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)      $357,127       $357,993      $358,328      $392,815      $354,138       $399,218
   Ratio of expenses to average net assets         0.83%          0.81%         0.78%         0.76%         0.66%          0.75%
   Ratio of expenses to average net assets
      prior to expense limitation                  0.92%          0.86%         0.91%         0.93%         0.72%          0.75%
   Ratio of net investment income to
     average net assets                            4.93%          5.25%         5.27%         5.18%         5.35%          4.97%
   Ratio of net investment income to
      average net assets prior to
      expense limitation                           4.84%          5.20%         5.14%         5.01%         5.29%          4.97%
   Portfolio turnover                                36%            54%           40%           82%           69%            59%

----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

44 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                               VOYAGEUR MUTUAL FUNDS II, INC.
                                                             TAX-FREE COLORADO FUND - B CLASS
                                                    -----------------------------------------------------

                                                     EIGHT                                      PERIOD
                                                    MONTHS          YEAR          YEAR           FROM
                                                    ENDED          ENDED          ENDED      3/22/95(2) TO
                                                   8/31/98(1)    12/31/97(5)     12/31/96       12/31/95



Net asset value, beginning of period .......        $11.380         $10.780      $10.900         $10.250

Income from investment operations:
   Net investment income ...................          0.319           0.483        0.470           0.350
   Net realized and unrealized gain (loss)
     from investments ......................          0.130           0.616       (0.130)          0.650
                                                    -------         -------      -------         -------
   Total from investment operations ........          0.449           1.099        0.340           1.000
                                                    -------         -------      -------         -------

Less dividends and distributions:
   Dividends from net investment income ....         (0.319)         (0.499)      (0.460)         (0.350)
   Distributions from net realized gain on
     investment transactions ...............             --             --            --              --
                                                    -------         -------      -------         -------
   Total dividends and distributions .......         (0.319)         (0.499)      (0.460)         (0.350)
                                                    -------         -------      -------         -------
Net asset value, end of period .............        $11.510         $11.380      $10.780         $10.900
                                                    =======         =======      =======         =======


Total Return(3).............................          3.99%          10.47%        3.25%           9.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .        $10,726          $7,798       $4,172          $1,643
   Ratio of expenses to average net assets .          1.58%           1.62%        1.58%           1.39%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ...........          1.67%           1.67%        1.65%           1.60%(4)
   Ratio of net investment income to average
     net assets ............................          4.18%           4.44%        4.45%           3.96%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation.          4.09%           4.39%        4.38%           3.75%(4)
   Portfolio turnover ......................            36%             54%          40%             82%


                                                                  VOYAGEUR MUTUAL FUNDS II, INC.
                                                                 TAX-FREE COLORADO FUND - C CLASS
                                                 ------------------------------------------------------------

                                                   EIGHT                                               PERIOD
                                                   MONTHS        YEAR          YEAR         YEAR        FROM
                                                   ENDED         ENDED        ENDED         ENDED   5/6/94(2) TO
                                                 8/31/98(1)    12/31/97(5)   12/31/96     12/31/95    12/31/94



Net asset value, beginning of period .......       $11.380       $10.780      $10.900      $9.530     $10.210

Income from investment operations:
   Net investment income ...................         0.319         0.484        0.460       0.450       0.290
   Net realized and unrealized gain (loss)
     from investments ......................         0.140         0.615       (0.130)      1.370      (0.670)
                                                   -------       -------      -------      ------     -------
   Total from investment operations ........         0.459         1.099        0.330       1.820      (0.380)
                                                   -------       -------      -------      ------     -------

Less dividends and distributions:
   Dividends from net investment income ....        (0.319)       (0.499)      (0.450)     (0.450)     (0.270)
   Distributions from net realized gain on
     investment transactions ...............            --            --           --          --      (0.030)
                                                   -------       -------      -------      ------     -------
   Total dividends and distributions .......        (0.319)       (0.499)      (0.450)     (0.450)     (0.300)
                                                   -------       -------      -------      ------     -------
Net asset value, end of period .............       $11.520       $11.380      $10.780     $10.900      $9.530
                                                   =======       =======      =======     =======     =======


Total Return(3).............................         4.08%        10.47%        3.17%      19.44%      (3.75%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .        $2,068        $1,697       $1,522      $1,042        $465
   Ratio of expenses to average net assets .         1.58%         1.64%        1.66%       1.66%       1.80%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ...........         1.67%         1.69%        1.66%       1.66%       1.81%(4)
   Ratio of net investment income to average
     net assets ............................         4.18%         4.42%        4.40%       4.20%       4.23%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation.         4.09%         4.37%        4.40%       4.20%       4.22%(4)
   Portfolio turnover ......................           36%           54%          40%         82%         69%

----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2   Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4   Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 45

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                              VOYAGEUR INVESTMENT TRUST
                                                                           TAX-FREE NEW MEXICO FUND - A CLASS
                                                -----------------------------------------------------------------------------------
                                                 EIGHT                                              TWO
                                                 MONTHS       YEAR        YEAR         YEAR        MONTHS        YEAR        YEAR
                                                 ENDED       ENDED        ENDED        ENDED       ENDED        ENDED       ENDED
                                               8/31/98(1)  12/31/97(4)   12/31/96     12/31/95    12/31/94     10/31/94    10/31/93

Net asset value, beginning of period ........   $11.280     $10.790      $10.890      $9.590       $9.770     $10.920      $10.000

Income from investment operations:
   Net investment income ....................     0.364       0.547        0.540       0.520        0.110       0.560        0.570
   Net realized and unrealized gain
      (loss) from investments ...............     0.171       0.503       (0.110)      1.330       (0.200)     (1.160)       0.980
                                                -------     -------      -------      ------       ------     -------      -------
   Total from investment operations .........     0.535       1.050        0.430       1.850       (0.090)     (0.600)       1.550
                                                -------     -------      -------      ------       ------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....    (0.365)     (0.560)      (0.530)     (0.550)      (0.090)     (0.550)      (0.570)
   Distributions from net realized gain
       on investment transactions ...........       --           --          --           --          --           --       (0.060)
                                                -------     -------      -------      ------       ------     -------      -------
   Total dividends and distributions ........    (0.365)     (0.560)      (0.530)     (0.550)      (0.090)     (0.550)      (0.630)
                                                -------     -------      -------      ------       ------     -------      -------
Net asset value, end of period ..............   $11.450     $11.280      $10.790     $10.890       $9.590      $9.770      $10.920
                                                =======     =======      =======     =======       ======     =======      =======

Total Return(2) .............................     4.81%      10.01%        4.13%      19.64%       (0.90%)     (5.56%)      15.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..   $21,155     $18,959      $20,133     $21,402      $19,706     $23,096      $17,302
   Ratio of expenses to average net assets ..     1.00%       0.99%        0.88%       0.87%        0.06%(3)    0.29%        0.00%
   Ratio of expenses to average net assets
       prior to expense limitation ..........     1.15%       1.04%        1.07%       1.09%        1.25%(3)    1.16%        1.25%
   Ratio of net investment income to
       average net assets ...................     4.81%       5.00%        5.06%       5.07%        6.38%(3)    5.26%        5.10%
   Ratio of net investment income to average
       net assets prior to expense limitation     4.66%       4.95%        4.87%       4.85%        5.19%(3)    4.39%        3.85%
   Portfolio turnover .......................       20%         28%          42%         55%           2%         23%          31%

----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3   Annualized
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

46 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                          TAX-FREE NEW MEXICO FUND - B CLASS
                                                    -----------------------------------------------------------------------------
                                                       EIGHT                                                TWO         PERIOD
                                                       MONTHS         YEAR        YEAR         YEAR        MONTHS         FROM
                                                       ENDED          ENDED       ENDED        ENDED       ENDED      3/3/94(2) TO
                                                     8/31/98(1)     12/31/97(5)  12/31/96     12/31/95    12/31/94      10/31/94


Net asset value, beginning of period ..............    $11.290      $10.790      $10.890      $9.590       $9.770      $10.690

Income from investment operations:
   Net investment income ..........................      0.309        0.465        0.460       0.460        0.090        0.310
   Net realized and unrealized gain (loss)
     from investments .............................      0.169        0.508       (0.110)      1.320       (0.190)      (0.930)
                                                       -------      -------      -------      ------       ------      -------
   Total from investment operations ...............      0.478        0.973        0.350       1.780       (0.100)      (0.620)
                                                       -------      -------      -------      ------       ------      -------

Less dividends and distributions:
   Dividends from net investment income ...........     (0.308)      (0.473)      (0.450)     (0.480)      (0.080)      (0.300)
   Distributions from net realized gain on
     investment transactions ......................        --           --           --          --           --           --
                                                       -------      -------      -------      ------       ------      -------
   Total dividends and distributions ..............     (0.308)      (0.473)      (0.450)     (0.480)      (0.080)      (0.300)
                                                       -------      -------      -------      ------       ------      -------
Net asset value, end of period ....................    $11.460      $11.290      $10.790     $10.890       $9.590       $9.770
                                                       =======      =======      =======      ======       ======      =======

Total Return(3)....................................      4.29%        9.24%        3.39%      18.84%       (0.98%)      (5.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........     $1,782       $1,065         $794        $605         $272         $264
   Ratio of expenses to average net assets ........      1.75%        1.76%        1.61%       1.53%        0.75%(4)     0.98%(4)
   Ratio of expenses to average net assets prior to
     expense limitation ...........................      1.90%        1.81%        1.82%       1.83%        2.00%(4)     1.86%(4)
   Ratio of net investment income to average
     net assets ...................................      4.06%        4.23%        4.31%       4.33%        5.60%(4)     4.57%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation .......      3.91%        4.18%        4.10%       4.03%        4.35%(4)     3.69%(4)
   Portfolio turnover .............................        20%          28%          42%         55%           2%          23%



                                                             VOYAGEUR INVESTMENT TRUST
                                                         TAX-FREE NEW MEXICO FUND - C CLASS
                                                     ---------------------------------------
                                                       EIGHT                       PERIOD
                                                       MONTHS         YEAR          FROM
                                                       ENDED         ENDED       5/7/96(2) TO
                                                     8/31/98(1)    12/31/97(5)      12/31/96


Net asset value, beginning of period ..............    $11.280         $10.790         $10.410

Income from investment operations:
   Net investment income ..........................      0.305           0.459           0.280
   Net realized and unrealized gain (loss)
     from investments .............................      0.183           0.495           0.370
                                                       -------         -------         -------
   Total from investment operations ...............      0.488           0.954           0.650
                                                       -------         -------         -------

Less dividends and distributions:
   Dividends from net investment income ...........     (0.308)         (0.464)         (0.270)
   Distributions from net realized gain on
     investment transactions ......................        --              --              --
                                                       -------         -------         -------
   Total dividends and distributions ..............     (0.308)         (0.464)         (0.270)
                                                       -------         -------         -------
Net asset value, end of period ....................    $11.460         $11.280         $10.790
                                                       =======         =======         =======

Total Return(3)....................................      4.38%           9.06%           6.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........       $394            $315            $341
   Ratio of expenses to average net assets ........      1.75%           1.84%           1.74%(4)
   Ratio of expenses to average net assets prior to
     expense limitation ...........................      1.90%           1.89%           1.83%(4)
   Ratio of net investment income to average
     net assets ...................................      4.06%           4.15%           4.21%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation .......      3.91%           4.10%           4.12%(4)
   Portfolio turnover .............................        20%             28%             42%

----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2   Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4   Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 47

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           VOYAGEUR INVESTMENT TRUST
                                                                         TAX-FREE UTAH FUND - A CLASS
                                               ------------------------------------------------------------------------------------
                                                 EIGHT                                              TWO
                                                 MONTHS      YEAR          YEAR        YEAR        MONTHS       YEAR        YEAR
                                                 ENDED       ENDED        ENDED        ENDED       ENDED        ENDED       ENDED
                                               8/31/98(1)  12/31/97(5)   12/31/96     12/31/95   12/31/94     10/31/94    10/31/93

Net asset value, beginning of period .......    $11.330      $10.840      $11.040      $9.800      $9.940      $11.070     $10.000

Income from investment operations:
   Net investment income ...................      0.372        0.565        0.550       0.590       0.100        0.600       0.650
   Net realized and unrealized gain (loss)
      from investments .....................      0.110        0.495       (0.200)      1.240      (0.150)      (1.070)      1.070
                                                -------      -------      -------      ------      ------      -------     -------
   Total from investment operations ........      0.482        1.060        0.350       1.830      (0.050)      (0.470)      1.720
                                                -------      -------      -------      ------      ------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....     (0.372)      (0.570)      (0.550)     (0.590)     (0.090)      (0.600)     (0.650)
   Distributions from net realized gain on
      investment transactions ..............         --           --           --           --         --        (0.060)        --
                                                -------      -------      -------      ------      ------      -------     -------
   Total dividends and distributions .......     (0.372)      (0.570)      (0.550)     (0.590)     (0.090)       (0.660)    (0.650)
                                                -------      -------      -------      ------      ------      -------     -------
Net asset value, end of period .............    $11.440      $11.330      $10.840     $11.040      $9.800        $9.940    $11.070
                                                =======      =======      =======     =======      ======      ========    =======

Total Return(3).............................      4.30%       10.08%        3.35%      19.06%      (0.41%)       (4.50%)    17.54%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .     $2,803       $3,223       $3,861      $4,142      $3,728        $4,054     $3,913
   Ratio of expenses to average net assets .      0.76%        0.69%        0.68%       0.38%       0.11%(4)      0.10%      0.00%
   Ratio of expenses to average net assets
      prior to expense limitation ..........      1.17%        3.12%       1.25%        1.25%       1.14%(4)      1.25%      1.25%
   Ratio of net investment income to average
       net assets ..........................      4.89%        5.10%        5.14%       5.51%       6.38%(4)      5.64%      5.65%
   Ratio of net investment income to average
      net assets prior to expense limitation      4.48%        2.67%        4.57%       4.64%       5.35%(4)      4.49%      4.40%
   Portfolio turnover ......................        84%          39%          39%         35%          0%            2%        44%


                                                                                   VOYAGEUR INVESTMENT TRUST
                                                                                  TAX-FREE UTAH FUND - B CLASS
                                                             ---------------------------------------------------------------------
                                                               EIGHT                                                    PERIOD
                                                              MONTHS              YEAR                YEAR               FROM
                                                              ENDED               ENDED               ENDED         5/27/95(2) TO
                                                             8/31/98(1)        12/31/97(5)           12/31/96          12/31/95


Net asset value, beginning of period ..................      $11.330            $10.830             $11.040            $10.630

Income from investment operations:
   Net investment income ..............................        0.313              0.464               0.470              0.300
   Net realized and unrealized gain
      (loss) from investments .........................        0.120              0.515              (0.210)             0.390
                                                            --------           --------            --------           --------
   Total from investment operations ...................        0.433              0.979               0.260              0.690
                                                            --------           --------            --------           --------

Less dividends and distributions:
   Dividends from net investment income ...............       (0.313)            (0.479)             (0.470)            (0.280)
   Distributions from net realized gain
      on investment transactions ......................           --                --                  --                   --
                                                             --------           --------            --------           --------
   Total dividends and distributions ..................        (0.313)           (0.479)             (0.470)            (0.280)
                                                             --------           --------            --------           --------
Net asset value, end of period ........................       $11.450           $11.330             $10.830            $11.040
                                                             ========           ========            ========           ========

Total Return(3 ).......................................         3.87%             9.28%               2.47%              6.60%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............         $608               $558                $397               $363
   Ratio of expenses to average net assets ............        1.51%              1.50%               1.46%              0.92%(4)
   Ratio of expenses to average net assets prior to
      expense limitation ..............................        1.92%              3.93%               2.00%              2.00%(4)
   Ratio of net investment income to average net assets        4.14%              4.29%               4.34%              4.74%(4)
   Ratio of net investment income to average net assets
      prior to expense limitation .....................        3.73%              1.86%               1.86%              3.66%(4)
   Portfolio turnover .................................          84%                39%                 39%                35%

----------------------
1   Ratios have been annualized and the total returns have not been annualized.
2   Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4   Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

48 for tax-exempt income

Notes To Financial Statements
August 31, 1998

Delaware-Voyageur Tax-Free Arizona ("Tax-Free Arizona Fund") and Delaware-Voyageur Tax-Free California Fund ("Tax-Free California Fund"), series of Voyageur Mutual Funds, Inc., Delaware-Voyageur Tax-Free Arizona Insured Fund ("Tax-Free Arizona Insured Fund"), a series of Voyageur Insured Funds, Inc., and Delaware-Voyageur Tax-Free Colorado Fund ("Tax-Free Colorado Fund"), a series of Voyageur Mutual Funds II, Inc., are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free Arizona Insured Fund and Tax-Free Colorado Fund are registered as diversified. Tax-Free Arizona Fund and Tax- Free California Fund are registered as non-diversified. Delaware-Voyageur Tax-Free California Insured Fund ("Tax-Free California Insured Fund"), Delaware-Voyageur Tax-Free New Mexico Fund ("Tax-Free New Mexico Fund"), and Delaware-Voyageur Tax-Free Utah Fund ("Tax-Free Utah Fund"), series of Voyageur Investment Trust, are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free New Mexico Fund and Tax-Free Utah Fund are registered as diversified. Tax-Free California Insured Fund is registered as non-diversified.

Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund, (referred to separately as "Fund" or collectively as "Funds") seek a high level of current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

The Funds have changed their fiscal year ends from December 31 to August 31 to match the fiscal year of Delaware Investments' national municipal bond funds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers, Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting service agent for the Funds. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gaindistributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through December 31, 1998. The management fee rates and operating expense limits for each fund are as follows:



                                             Management       Operating Expense
                                              fee as a         Limitation as a
                                           percentage of        percentage of
                                           average daily        average daily
                                             net assets          net assets
                                            (per annum)          (per annum)
                                            -----------          -----------

Tax-Free Arizona Fund ...................      0.50%                0.25%*
Tax-Free Arizona Insured Fund............      0.50%                0.66%*
Tax-Free California Fund ................      0.50%                0.00%
Tax-Free California Insured Fund ........      0.50%                0.74%*
Tax-Free Colorado Fund ..................      0.50%                0.62%*
Tax-Free New Mexico Fund  ...............      0.50%                0.75%
Tax-Free Utah Fund ......................      0.50%                0.60%*

   * Prior to May 1, 1998, such expenses were limited to 0.22%, 0.59%, 0.73%, 0.56% and 0.43% for Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund and Tax-Free Utah Fund, respectively.

                                                        for tax-exempt income 49

3. Investment Management and Other Transactions with Affiliates (Continued)
The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for each Fund. Each fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1998, the Funds had payables to affiliates as follows:



                                       Tax-Free     Tax-Free      Tax-Free      Tax-Free      Tax-Free    Tax-Free    Tax-Free
                                        Arizona      Arizona     California    California     Colorado   New Mexico     Utah
                                         Fund     Insured Fund      Fund      Insured Fund      Fund        Fund        Fund
                                         ----     ------------      ----      ------------      ----        ----        ----
Investment Management fee
   payable to DMC ...................    $--        $102,591         $--        $14,660       $65,813     $13,328        $--
Dividend disbursing, transfer agent
   fees, accounting fees
   and other expenses
   payable to DSC....................  1,458          15,159       1,588          2,869        32,035       2,069        293
Other expenses payable to DMC
   and affiliates ...................     --          47,320         --          13,127        85,282       6,195         --

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund.

DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:



                                       Tax-Free     Tax-Free      Tax-Free      Tax-Free      Tax-Free    Tax-Free    Tax-Free
                                        Arizona      Arizona     California    California     Colorado   New Mexico     Utah
                                         Fund     Insured Fund      Fund      Insured Fund      Fund        Fund        Fund
                                         ----     ------------      ----      ------------      ----        ----        ----
Eight months ended 8/31/98 ......       $5,377      $18,977        $3,880        $4,563       $52,239      $8,164       $567
Eight months ended 12/31/97......        3,917       13,360         1,158         3,205        43,189       2,764        247

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the eight months ended August 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:



                                       Tax-Free     Tax-Free      Tax-Free      Tax-Free      Tax-Free    Tax-Free    Tax-Free
                                        Arizona      Arizona     California    California     Colorado   New Mexico     Utah
                                         Fund     Insured Fund      Fund      Insured Fund      Fund        Fund        Fund
                                         ----     ------------      ----      ------------      ----        ----        ----
Purchases ....................       $12,218,850   $25,222,307  $19,760,360   $11,052,521   $87,619,295   $5,554,580   $1,999,489
Sales ........................         9,910,092    34,006,929    5,569,023     9,705,213    88,816,205    2,835,575    3,458,342

At August 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                       Tax-Free     Tax-Free      Tax-Free      Tax-Free      Tax-Free    Tax-Free    Tax-Free
                                        Arizona      Arizona     California    California     Colorado   New Mexico     Utah
                                         Fund     Insured Fund      Fund      Insured Fund      Fund        Fund        Fund
                                         ----     ------------      ----      ------------      ----        ----        ----

Cost of Investments ................  $16,575,771  $169,077,292  $24,073,845   $36,142,998  $337,366,222 $21,296,576   $3,132,174
                                      ===========   ===========  ===========   ===========   =========== ===========  ===========
Aggregate unrealized appreciation ..     $834,178   $14,460,129     $673,752    $2,783,668   $28,458,536  $1,803,685     $238,686
Aggregate unrealized depreciation ..           --            --         (637)           --            --          --           --
                                      -----------   -----------  -----------   -----------   ----------- -----------  -----------
Net unrealized appreciation ........     $834,178   $14,460,129     $673,115    $2,783,668   $28,458,536  $1,803,685     $238,686
                                      ===========   ===========  ===========   ===========   =========== ===========  ===========


For federal income tax purposes, as of August 31, 1998, Tax-Free Arizona Insured Fund had a capital loss carryover of $2,746,656 that will expire in 2003 through 2004, Tax-Free California Insured Fund had a capital loss carryover of $421,693 that will expire in 2003, Tax-Free Colorado Fund had a capital loss carryover of $3,076,014 that will expire in 2003 through 2004, Tax-Free New Mexico Fund had a capital loss carryover of $540,677 that will expire in 2002 through 2004, and Tax-Free Utah Fund had a capital loss carryover of $3,293 that will expire in 2004.

50 for tax-exempt income

5. Capital Stock
Transactions in capital stock shares were as follows:


                                                               Tax-Free Arizona Fund            Tax-Free Arizona Insured Fund
                                                      -----------------------------------    ----------------------------------

                                                      Eight Months     Year        Year      Eight Months   Year         Year
                                                          Ended        Ended       Ended        Ended       Ended        Ended
                                                         8/31/98     12/31/97    12/31/96      8/31/98     12/31/97     12/31/96
Shares sold:
   A Class ....................................           204,834     158,751      386,538     489,440      778,637   1,146,036
   B Class ....................................           142,024     130,063      185,353     128,628      146,974     101,877
   C Class ....................................            25,868      27,479          192       9,588       23,129      33,261

Shares issued upon  reinvestment of dividends
   from net investment income and net
   realized gains from investment transactions:
   A Class ....................................            23,556      29,507       24,151     206,605      369,681     386,959
   B Class ....................................             7,389       8,686        6,721       5,160        7,217       5,559
   C Class ....................................               698         159          129         912        1,342       1,756
                                                      -----------    --------     --------   ---------   ----------   ---------
                                                          404,369     354,645      603,084     840,333    1,326,980   1,675,448
                                                      -----------    --------     --------   ---------   ----------   ---------

Shares repurchased:
   A Class ....................................          (121,649)   (120,327)     (77,891) (1,438,707)  (3,811,075) (3,960,753)
   B Class ....................................           (40,602)   (132,059)     (17,142)    (38,808)    (116,629)     (9,723)
   C Class ....................................               (33)         --         (706)    (15,119)     (15,711)    (33,417)
                                                      -----------    --------     --------   ---------   ----------   ---------
                                                         (162,284)   (252,386)     (95,739)  (1,492,634) (3,943,415) (4,003,893)
                                                      -----------    --------     --------   ---------   ----------   ---------

Net Increase (Decrease) .......................           242,085     102,259      507,345    (652,301)  (2,616,435) (2,328,445)
                                                      ===========    ========     ========   =========   ==========   =========



                                                                Tax-Free California Fund      Tax-Free California Insured Fund
                                                       -----------------------------------    ----------------------------------

                                                      Eight Months     Year        Year      Eight Months   Year         Year
                                                          Ended        Ended       Ended        Ended       Ended        Ended
                                                         8/31/98     12/31/97    12/31/96      8/31/98     12/31/97     12/31/96

Shares sold:
   A Class ....................................           689,801     325,158      100,004     396,502      135,140     425,361
   B Class ....................................           309,443     443,601       51,200      39,549       62,442      96,511
   C Class ....................................            58,498       8,190        8,843*     10,226       37,910      58,503

Shares issued upon  reinvestment of dividends
   from net investment income and net
   realized gains from investment transactions:
   A Class ....................................            11,126       7,845        5,108      30,176       56,507      59,647
   B Class ....................................             5,345       3,798           41       5,418       10,856       9,821
   C Class ....................................               615         611          160*        223          355         219
                                                        ---------    --------     --------    --------     -------     --------
                                                        1,074,828     789,203      165,356     482,094     303,210      650,062
                                                        ---------    --------     --------    --------     -------     --------

Shares repurchased:
   A Class ....................................           (64,555)    (52,777)     (83,419)   (310,834)    (650,095)   (754,776)
   B Class ....................................           (21,844)     (7,430)          --     (56,776)    (109,515)    (32,711)
   C Class ....................................                --      (7,965)          --     (12,424)          --     (58,503)
                                                        ---------    --------     --------    --------     -------     --------
                                                          (86,399)    (68,172)     (83,419)   (380,034)    (759,610)   (845,990)
                                                        ---------    --------     --------    --------     -------     --------

Net Increase (Decrease) .......................           988,429     721,031       81,937     102,060     (456,400)   (195,928)
                                                        =========     =======      =======     =======     ========    ========

----------------------

* For the period from April 9, 1996 (commencement of operations) to December 31, 1996.

                                                        for tax-exempt income 51

5. Capital Stock (Continued)
Transactions in capital stock shares were as follows:


                                                Tax-Free Colorado Fund                     Tax-Free New Mexico Fund
                                      ----------------------------------------       -----------------------------------
                                           Eight                                        Eight
                                           Months        Year        Year               Months     Year         Year
                                           Ended         Ended       Ended              Ended      Ended        Ended
                                          8/31/98       12/31/97    12/31/96           8/31/98    12/31/97     12/31/96

Shares sold:
   A Class .......................     1,760,189       2,280,831     2,051,210          242,673      104,678     251,813
   B Class .......................       247,293         326,460       282,979           59,162       28,562      34,046
   C Class .......................        57,114          50,877        74,401            5,720        8,900      32,608*

Shares issued upon reinvestment of
  dividends from net investment
  income and net realized gains
  from investment transactions:
   A Class .......................       653,195       1,164,027     1,139,876           30,674       49,974      39,919
   B Class .......................        16,342          20,340         6,461            1,892        2,060       1,406
   C Class .......................         3,944           6,297         4,619              756        1,159         394*
                                      ----------      ----------   ----------        ----------  ----------   ----------
                                       2,738,077       3,848,832     3,559,546          340,877      195,333     360,186
                                      ----------      ----------   ----------        ----------  ----------   ----------

Shares repurchased:
   A Class .......................    (2,861,037)     (5,214,040)   (5,983,150)        (107,432)    (339,101)   (392,056)
   B Class .......................       (17,487)        (48,522)      (53,076)              (1)      (9,814)    (17,472)
   C Class .......................       (30,633)        (49,216)      (33,412)              --      (13,780)     (1,383)*
                                      ----------      ----------   ----------        ----------  ----------   ----------
                                      (2,909,157)     (5,311,778)   (6,069,638)        (107,433)    (362,695)   (410,911)
                                      ----------      ----------   ----------        ----------  ----------   ----------

Net Increase (Decrease) ..........      (171,080)     (1,462,946)   (2,510,092)         233,444     (167,362)    (50,725)
                                      ==========      ==========    ==========       ==========   ==========  ==========




                                                Tax-Free Utah Fund
                                      -----------------------------------
                                         Eight
                                         Months       Year        Year
                                         Ended        Ended       Ended
                                        8/31/98     12/31/97    12/31/96

Shares sold:
   A Class .......................         10,066      18,541      17,149
   B Class .......................          2,835      12,225       2,314
   C Class .......................             --          --          --

Shares issued upon reinvestment of
  dividends from net investment
  income and net realized gains
  from investment transactions:
   A Class .......................          2,657       5,592       8,069
   B Class .......................          1,044       1,701       1,507
   C Class .......................             --          --          --
                                      -----------  ----------  ----------
                                           16,602      38,059      29,039
                                      -----------  ----------  ----------

Shares repurchased:
   A Class .......................        (52,281)    (95,952)    (44,175)
   B Class .......................             --      (1,374)         --
   C Class .......................             --          --          --
                                      -----------  ----------  ----------
                                          (52,281)    (97,326)    (44,175)
                                      -----------  ----------  ----------

Net Increase (Decrease) ..........        (35,679)    (59,267)    (15,136)
                                      ===========  ==========  ==========

  * For the period from May 7, 1996 (commencement of operations) to December 31, 1996.

----------------------
6. Lines of Credit
The Funds have committed lines of credit for the following amounts:

   Tax-Free Arizona Fund  ..........................  $   800,000
   Tax-Free Arizona Insured Fund  ..................    9,900,000
   Tax-Free California Fund ........................      500,000
   Tax-Free California Insured Fund ................    1,800,000
   Tax-Free Colorado Fund  .........................   18,500,000
   Tax-Free New Mexico Fund ........................    1,000,000
   Tax-Free Utah Fund ..............................      200,000

No amounts were outstanding at August 31, 1998, or at anytime during the period.



7. Credit and Market Risk
The Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

52 for tax-exempt income


Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Fund
Voyageur Insured Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free California Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free California Insured Fund Voyageur Mutual Funds II, Inc. - Delaware-Voyageur Tax-Free Colorado Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free New Mexico Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Utah Fund

We have audited the accompanying statements of net assets of Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                /s/   ERNST & YOUNG LLP
                                                ------------------------------
                                                      ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 5, 1998

This annual report is for the information of Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund, and Tax-Free Utah Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for each Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

John H. Durham
Partner, Complete Care Services
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

                               (photo of globes)
directors
& officers

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

                               (photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund, and Tax-Free Utah Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
=====================
Philadelphia o London


Printed in the USA
on recycled paper

(1131)
AR-ACCNU[8/98]TKO10/98